                                    LOAN AGREEMENT


     This Loan Agreement is entered this 2O day of June, 1996, at Columbus, Ohio, by and between THE HUNTINGTON NATIONAL BANK, whose mailing address is 41 South High Street (HCO8lO), Columbus, Ohio 43215, Attention: Commercial Banking (the "Bank") and Dynacraft Golf Products, Inc., an Ohio corporation whose mailing address is 98 James Street, Newark, Ohio 43055, and Pal Joey Custom Golf, Inc., an Ohio corporation whose mailing address is 98 James Street, Newark, Ohio 43055 ("Pal Joey"). Dynacraft and Pal Joey are sometimes hereinafter collectively referred to as the "Company".


SECTION 1.  AMOUNT OF LOAN; LOAN FORMULA

     The Bank agrees to lend to the Company a principal sum not to exceed $1,860,315.00 (the "Loan"), subject to the terms and conditions of this Agreement. The Loan is a term loan credit facility payable in accordance with the terms of this Agreement and the promissory note described in Section 3 of this Agreement.

     At no time during the term of the Loan shall the outstanding principal balance of the Loan exceed an amount equal to the sum of the following assets (the "Loan Base"): (i) all cash of the Company; plus (ii) the amount equal to eighty percent (80%) of Accounts Receivable of the Company evidenced by a valid invoice less than ninety (90) days old from the invoice date; plus (iii) the amount equal to fifty percent (50%) of the finished goods Inventory of the Company; plus (iv) the amount equal to sixty percent (60%) of the shafts and grips inventory of the Company; plus (v) the amount equal to fifteen percent
(15%) of all other Dynacraft label inventory.   If the outstanding principal
balance of the Loan exceeds at any time the Loan Base, such event, at the Bank's option, shall be an event of default under the Loan and this Agreement.


SECTION 2.  INTEREST RATE; DEFAULT RATE.

     The Company shall have the option of electing between the One Year Treasury Rate and the Prime Related Rate to be the "Contract Rate" of interest to accrue on the outstanding principal balance of the Loan.

     THE "ONE YEAR TREASURY RATE" is a rate of interest per annum equal to the "one year index" plus 250 basis points, rounded up to the nearest one-eighth of one percent (1/8%). The "one year index" shall be the one year U. S. Treasury Constant Maturities rate stated in the weekly Federal Reserve Statistical Release Form H.l5(519) published not less than seven days prior to the applicable Interest Rate Adjustment Date. Each One Year Treasury Rate elected by the Company shall be adjusted on the next succeeding anniversary of the Note.

     THE "PRIME-RELATED RATE" is a variable rate of interest equal to seventy-five (75) basis points [100 basis points equals one percent] above the "Prime Rate" (hereinafter defined) from time to time in effect with each change in the Prime Rate automatically and immediately adjusting the rate of interest payable hereunder. For the purposes hereof, the term "Prime Rate" shall mean that interest rate per annum announced from time to time by the Bank as its "prime rate", or other similar designation, and it is not necessarily the most favored rate of the Bank.

     THE "INTEREST RATE ADJUSTMENT DATE" shall mean each anniversary of the date of the Note during the term of the Loan.

     THE "ADJUSTMENT ELECTION" shall mean an irrevocable written election to adjust the Contract Rate accruing on the Loan to either the One Year Treasury Rate or the Prime Related Rate determined by the Bank to be in effect as of each Interest Rate Adjustment Date, which election may be exercised not later than thirty days prior to each Interest Rate Adjustment Date by delivering to the officer of the Bank who is administering the Loan a written notice of such
election specifying the Contract Rate elected by the Company.   If the Company
fails to timely make the Adjustment Election prior to any Interest Rate Adjustment Date, then in such event the Company shall be deemed to have elected the Prime Related Rate as the Contract Rate to become effective as of such Interest Rate Adjustment Date. Each election of the Contract Rate shall continue in effect until the next succeeding Interest Rate Adjustment Date, upon which date the Contract Rate shall be adjusted in accordance with the Adjustment Election made or deemed to have been made by the Company for such date.

           Interest shall be calculated on a 360 day year basis and shall be based on the actual number of days which elapse during the interest calculation period.

     Upon the occurrence of any Event of Default and the expiration of any applicable cure period, interest shall thereafter accrue on the outstanding principal balance of all advances made pursuant to this Agreement at a rate equal to the Prime Rate plus two and three quarters percent (2.75%) per annum.


SECTION 3.  EVIDENCE OF THE LOAN AND TERMS OF PAYMENT.

     The Loan shall be evidenced by a Commercial Loan Note in the form of EXHIBIT A to this Agreement, or by one or more notes subsequently executed in substitution therefor (hereinafter referred to as the "Note" or "Notes"). Repayment of the Loan shall be made in accordance with the terms of the Note or Notes then outstanding pursuant to this Agreement.


SECTION 4.  PREPAYMENT.

     The Company may, on any business day, upon payment of all accrued interest, fees and other amounts then due and payable to the Bank and upon at least five (5) business days prior written notice to the Bank, elect to prepay all or part of the unpaid balance of the principal sum; provided, however, that if said prepayment shall be (1) made on or before the date that is six (6) months prior to any Interest Rate Adjustment Date or the Maturity Date, and (2) the aggregate amount of the principal portion of all prepayments made during the calendar year in which said prepayment is made (including the principal portion of said prepayment) exceeds 10% of the outstanding principal balance due and payable to the Bank on January 1 of said calendar year or the date of this Note, whichever date more proximately precedes the date of prepayment, then the Company shall pay to the Bank on the date of the prepayment a prepayment premium calculated using the following formula:

     Prepayment Premium = %  x  (AP - AD)  x  TM
                                              --
                                              12

In such formula:

      (i)     % equals 3%

     (ii) AP is the Amount Paid and means the actual amount of the principal sum paid on the date of the prepayment; and

    (iii) AD is the Amount due and means the total amount of the principal sum due and payable on the date of the prepayment; and

     (iv) TM is the Total Months and means the total number of full months between the date of the prepayment and the next succeeding Interest Rate Adjustment Date or the Maturity Date, whichever is the earlier event.

     The prepayment premium shall be due and payable to the Bank regardless of whether the prepayment results from Borrower's voluntary prepayment or from the Bank's exercising its rights after default by Borrower through acceleration of the Loan or otherwise. Unless the Bank shall otherwise agree in writing, partial prepayments of principal shall be credited to installments of principal in inverse order of maturity and shall not postpone the due dates of the monthly installments required hereunder. Notwithstanding the foregoing, in the event of any prepayment because of foreclosure of the Mortgage or other judicial sale, there shall be due and payable a prepayment premium in the amount of five percent (5%) of the amount prepaid.


SECTION 5.  USE OF PROCEEDS.

     The proceeds of the Loan shall be used by the Company for long term working capital to refinance existing credit line debt owing to the Bank.


SECTION 6.  COSTS AND EXPENSES.

     The Company shall pay all costs and expenses incidental to the extension of credit provided for in this Agreement. Such costs shall include, but not be limited to, fees and out-of-pocket expenses of the Bank's counsel, title insurance premiums and costs, recording fees, appraisal fees, survey fees, inspection fees, revenue stamps and note and mortgage taxes.

SECTION 7.  SECURITY

     As security for the Loan, the Company shall grant to the Bank a first priority security interest in all of the Company's depository accounts at The Huntington National Bank and in all accounts receivable, inventory, and intangibles, a second mortgage lien against the Company's real property, and a second priority security interest in all of the Company's equipment and fixtures. At the request of the Bank, the Company shall authorize and cause to be executed any and all documents which the Bank shall require in order to effect the foregoing.

     As further security for the Loan, the Company and or Joseph A. Altomonte, Jr. shall pledge one or more policies evidencing insurance on the life of Joseph
A. Altomonte, Jr. in an amount of not less than $500,000.00, providing proper assignments thereof to the Bank and shall pay all premiums thereon as they become due.

     The payment and performance of the obligations of the Loan shall be guaranteed by Joseph Altomonte, Sr. and Joseph Altomonte, Jr.


SECTION 8.  WARRANTIES AND REPRESENTATIONS.

     The Company warrants and represents to the Bank:

8.1  SUBSIDIARIES.

     Dynacraft has no subsidiaries except Pal Joey, Dynacraft Real Estate Holdings, Inc. ("DREHI"), and Diamond Golf International Ltd., and Dynacraft will not create or acquire any subsidiaries without the prior written consent of the Bank. Pal Joey has no subsidiaries and will not create or acquire any subsidiaries without the prior written consent of the Bank.

8.2  CORPORATE ORGANIZATION AND AUTHORITY.

     The Company:
     (a) are both corporations duly organized, validly existing and in good standing under the laws of the State of Ohio;
     (b) have all requisite power and authority and all necessary licenses and permits to own and operate their respective properties and to carry on their respective businesses as now conducted and as presently proposed to be conducted; and
     (c) are not doing business or conducting any activity in any jurisdiction in which it has not duly qualified and become authorized to do business.

8.3  FINANCIAL STATEMENTS.

     The financial statements for the fiscal year ending December 31, 1995 and interim statements for the month ending April 30, 1996 which have been supplied to the Bank have been prepared in accordance with generally accepted accounting principles consistently applied and fairly represent the Company's financial condition as of such dates. There has been no material adverse change in the Company's financial condition since the most recent of such dates.

8.4  FULL DISCLOSURE.

     The financial statements referred to in Section 8.3 do not, nor does this Agreement or any written statement furnished by the Company to the Bank in connection with obtaining the Loan, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which the Company has not disclosed to the Bank in writing which materially affects the properties, business, prospects, profits or condition (financial or otherwise) of the Company or the ability of the Company to perform the obligations undertaken in this Agreement.

8.5  PENDING LITIGATION.

     There are no proceedings pending, or to the knowledge of the Company threatened, against or affecting the Company in any court or before any governmental authority or arbitration board or tribunal which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Company, or the ability of the Company to perform this Agreement.

8.6  TITLE TO PROPERTIES.

     The Company has good and marketable title to all the property which it purports to own (except as sold or otherwise disposed of in the ordinary course of business), free from any liens and encumbrances, except as set forth on EXHIBIT B to this Agreement.

8.7  BORROWING IS LEGAL AND AUTHORIZED.

     (a) The Boards of Directors of the Company have duly authorized the execution and delivery of this Agreement and of the Note and documents contemplated herein, and the Note executed in connection with this Agreement will constitute valid and binding obligations of the Company enforceable in accordance with its terms.

     (b) The execution of this Agreement and the related Note and documents and the compliance by the Company with all the provisions of this Agreement:

            (i)  are within the corporate powers of the Company; and

           (ii) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under or result in the creation of any lien or encumbrance upon any property of the Company under the provisions of, any agreement, charter instrument, bylaw, or other instrument to which the Company is a party or by which it may be bound.

     (c) There are no limitations in any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party or by which the Company may be bound with respect to the payment of principal or interest on any indebtedness of the Company, including the Note to be executed in connection with this Agreement.

8.8  NO DEFAULTS.

     No event has occurred and no condition exists which, with the giving of notice or lapse of time, or both, would constitute an Event of Default pursuant to this Agreement. The Company is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it may be bound.

8.9  GOVERNMENT CONSENT.

     Neither the nature of the Company or of its business or properties, nor any relationship between the Company and any other entity or person, nor any circumstance in connection with the execution of this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution and delivery of this Agreement and the notes and documents contemplated herein.

8.10 TAXES.

     (a) All tax returns required to be filed by the Company in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Company or upon any of its respective properties, which are due and payable have been paid. The Company does not know of any proposed additional tax assessment against it.
     (b) The provisions for taxes on the books of the Company of its current fiscal period are adequate.

8.11 COMPLIANCE WITH LAW.

     The Company (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, and (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Company.

8.12 RESTRICTIONS ON COMPANY.

           The Company is not a party to any contract or agreement, or subject to any charter or other corporate restriction, which materially and adversely affects the business of the Company. The Company is not a party to any contract or agreement which restricts the right or ability of the Company to incur indebtedness, other than this Agreement.

The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a lien or encumbrance.

8.13 ENVIRONMENTAL PROTECTION

     The Company (a) has no actual knowledge of the permanent placement, burial or disposal of any Hazardous Substances (as hereinafter defined) on the Companys real property (the "Premises") of any spills, releases, discharges, leaks, or disposal of Hazardous Substances that have occurred or are presently occurring on, under, or onto the Premises or of any spills, releases, discharges, leaks or disposal of Hazardous Substances that have occurred or are occurring off of the Premises as a result of the Company's improvement, operation, or use of the Premises which would result in noncompliance with any of the Environmental Laws (as hereinafter defined), with the exception of contamination flowing from the neighboring parcel owned by the Ohio Department of Transportation; (b) is and has been in compliance with all applicable Environmental Laws; (c) knows of no pending or threatened environmental civil, criminal or administrative proceedings against the Company relating to Hazardous Substances; (d) knows of no facts or circumstances that would give rise to any future civil, criminal or administrative proceeding against the Company relating to Hazardous Substances, and (e) will not permit any of its employees, agents, contractors, subcontractors, or any other person occupying or present on the Premises to generate, manufacture, store, dispose, or release on, about or under the Premises any Hazardous Substances which would result in the Premises not complying with the Environmental Laws.

     As used herein, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes, materials, compounds, pollutants and contaminants (including, without limitation, asbestos, polychlorinated biphenyls, and petroleum products) which are included under or regulated by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601 ET SEQ., the Toxic Substances Control Act, 15 U.S.C. Section 2601, ET SEQ., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., the Water Quality Act of 1987, 33 U.S.C. Section 1251, ET SEQ., and the Clean Air Act, 42 U.S.C. Section 7401, ET SEQ., and any state or local statute ordinance, law, code, rule, regulation or order regulating or imposing liability (including strict liability) or standards of conduct regarding Hazardous Substances (hereinafter the "Environmental Laws"), but does not include such substances as are permanently incorporated into a structure or any part thereof in such a way as to preclude their subsequent release into the environment, or the permanent or temporary storage or disposal of household hazardous substances by tenants, and which are thereby exempt from or do not give rise to any violation of the forementioned Environmental Laws.

     The Company hereby indemnifies the Bank and holds the Bank harmless from and against any loss, damage, cost, expense or liability (including strict liability) directly or indirectly arising out of or attributable to the generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loan) of Hazardous Substances on, under or about the Premises (whether by the Company or any employees, agents, contractor of subcontractors of the Company or any predecessor in title or any third persons occupying or present on the Premises) or the breach of any of the representations and warranties regarding the Premises, including, without limitation: (a) those damages or expenses arising under the Environmental Laws; (b) the costs of any required or necessary repair, cleanup or detoxification of the Premises, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by the Bank in connection with clauses (a), (b) and (c) including, but not limited to reasonable attorney's fees.,

     The  indemnification provided  for  herein  shall  not  apply  to  any
losses, liabilities, damages, injuries, expenses or costs which:   (i) arise
from the gross negligence or willful misconduct of the Bank, or (ii) relate to Hazardous Substances placed or disposed of on the Premises after the Bank acquires title to the Premises through foreclosure or otherwise.,

     The Company and DREHI agree to apply for and accept admission into the "Voluntary Acceptance Program" administered by the Ohio Environmental Protection Agency at the earliest opportunity.

8.14 REGULATION U.

     The Company is not engaged in the business of purchasing or selling margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve

System) or extending credit to others for the purpose of purchasing or carrying margin stock and no part of the proceeds of any borrowing hereunder will be used to purchase or carry any margin stock or for any other purpose which would violate any of the margin regulations of said Board of Governors.

SECTION  9.  COMPANY BUSINESS COVENANTS.

     The Company covenants that effective as of the date of this Agreement and continuing thereafter as long as any of the indebtedness provided for herein remains unpaid:

9.1  PAYMENT OF TAXES AND CLAIMS.

     The Company will pay before they become delinquent:

     (a) all taxes, assessments and governmental charges or levies imposed upon it or its property; and

     (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, bailees and other like persons which, if unpaid, might result in the creation of a lien or encumbrance upon its property,

PROVIDED that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings and PROVIDED further that adequate book reserves have been established with respect thereto and PROVIDED further that the Company's title to, and its right to use, its property is not materially adversely affected thereby. In the case of any item of the foregoing description involving in excess of the amount which the Company's independent public accountants shall fix as the threshold of materiality for purposes of their audit of the then current year, the appropriateness of the proceedings shall be supported by an opinion of the independent counsel responsible for such proceedings and the adequacy of such reserves shall be supported by the opinion of the independent accountants.,

9.2  MAINTENANCE OF PROPERTIES AND CORPORATE EXISTENCE.

     The Company shall:

     (a) PROPERTY -- maintain its property in good condition and make all renewals, replacements, additions, betterments and improvements thereto which are deemed necessary by the Company;

     (b) INSURANCE -- maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies, of such types (including but not limited to fire and casualty, public liability, products liability, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated;

     (c) FINANCIAL RECORDS - - keep true books of records and accounts in which full and correct entries will be made of all its business transactions, and reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles;

     (d) CORPORATE EXISTENCE AND RIGHTS - - do or cause to be done all things necessary (i) to preserve and keep in full force and effect its existence, rights and franchises, and (ii) to maintain its status as a corporation duly organized and existing and in good standing under the laws of the State of its incorporation; and

     (e) COMPLIANCE WITH LAW -- not be in violation of any laws, ordinances, or governmental rules and regulations to which it is subject and will not fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Company.

9.3  SALE OF ASSETS OR MERGER.

     (a) SALE OF ASSETS - - The Company will not, except in the ordinary course of business, sell, convey or dispose of any of its assets; PROVIDED that the foregoing restriction does not apply to the sale of assets for a cash consideration to one or more persons if the value of all assets so sold in any twelve-month period (with the assets being valued at the greater of net book or fair market value) does not exceed five percent (5%) of the tangible net worth of the Company.

     (b) MERGER AND CONSOLIDATION - - The Company will not without the prior written consent of the Bank consolidate with or merge into any other entity. In addition, the Company will not without the prior written consent of the Bank permit any other entity to consolidate with or merge into it or acquire all or substantially all of the assets or business of any other company, person or entity.


9.4  LIENS AND ENCUMBRANCES.

     (a) NEGATIVE PLEDGE. The Company will not (i) cause or permit or (ii) agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its property, whether now owned or hereafter acquired, to be subject to a lien or encumbrance except:

           (i) liens securing taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons PROVIDED the payment thereof is not at the time required by Section 9.1;

          (ii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security and other like laws;

         (iii) attachment, judgment and other similar liens arising in connection with court proceedings, PROVIDED the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (iv) inchoate liens arising under ERISA to secure the contingent liability of the Company;

           (v) liens and encumbraces set forth in EXHIBIT B to this Agreement;

          (vi) reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, PROVIDED they do not in the aggregate materially detract from the value of said property or materially interfere with its use in the ordinary conduct of the owning company's business.,

         (vii) purchase money security interests not exceeding in amount the purchase price of the property purchased.

     In addition, the Company will not provide or agree to provide in favor of any other lender, lessor, creditor, or other third party a negative pledge or other covenant similar to this Section.,

9.5  OTHER BORROWINGS.

     The Company will not create or incur any indebtedness for borrowed money or advances, including through the execution of capitalized lease agreements, except in connection with the purchase of property, provided that such indebtedness does not exceed the purchase price of the property purchased.

9.6  CONTINGENT LIABILITIES.,

     The Company will not guarantee, indorse or otherwise become surety for or upon the obligations of others, except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

9.7  LOANS AND ADVANCES BY THE COMPANY.

     The Company will not make any loans or advances to any person, corporation or entity.

9.8  CASH DIVIDENDS AND OTHER DISTRIBUTION'S.

     The Company shall not declare or pay any cash dividends in any one fiscal year or make any other distributions of any kind to shareholders.

9.9  ACQUISITION OF CAPITAL STOCK.

     The Company shall not redeem or acquire any of its own capital stock except through the use of the net proceeds from the simultaneous sale of an equivalent amount of its capital stock, except for ESOP transactions in the normal course of business.

9.10 INVESTMENTS.

     The Company shall not purchase securities of any kind for investment excepting bonds or other obligations of the United States, certificates of deposit issued by commercial banks or building and loan associations and commercial paper rated at least A-l or P-l and having a maturity of not more than one year.

9.11 SALE OF RECEIVABLES.,

     The Company shall not sell any of its account's receivable or notes receivable, with or without recourse, nor shall it assign or encumber any of it's accounts receivable or notes receivable.

9.12 LOCK-BOX COLLECTION OF RECEIVABLES: CASH COLLATERAL ACCOUNT.

     The Company shall cause all accounts receivable to be collected through a lock-box arrangement with the Bank. The Company shall establish with the Bank a cash collateral account over which the Bank shall have exclusive power of
disbursement (the "Cash Collateral Account").   The Cash Collateral Account
shall be the Company's primary operating account.   if Company hereafter makes
collections on any of the accounts, Company shall hold the proceeds received from collections in trust for the Bank, and turn over all checks, drafts, cash and other remittances and proceeds to the Bank each business day in the exact form in which they are received, together with a collection report in a form acceptable to the Bank. Said proceeds shall be deposited in the Cash Collateral Account. The Bank, in the absence of an Event of Default under this Agreement shall apply the whole or any part of the collected funds on deposit in the Cash Collateral Account against the principal of the Loan; and after the occurrence of an Event of Default such deposited funds may be applied, at the Bank's option, against the Loan or any other indebtedness or obligation of Company.
Any portion of said funds on deposit in the Cash Collateral Account which the Bank elects not to apply to the Loan may be paid over and deposited by the Bank to the Company's commercial depositary account.

     After the occurrence of an Event of Default under this Agreement, the Bank at any time may notify Account Debtors on any accounts receivable of the Company that such accounts have been assigned to the Bank and shall be paid directly to the Bank through the lock-box or otherwise. After an Event of Default, upon request of the Bank at any time, Company shall notify such Account Debtors and indicate on all billings that the accounts are payable directly to the Bank.,

9.13 TANGIBLE NET WORTH.

     The Company shall achieve and maintain a sum of the consolidated tangible net worth plus subordinated debt of not less than the following amounts on and after the following described dates:
     Date                             Tangible Net Worth
     ----                             ------------------

     6/30/96                             $1,500,000.00
     12/31/96                            $2,200,000.00
     6/30/97                             $2,400,000.00
     12/31/97                            $2,600,000.00
     6/30/98                             $3,000,000.00
     12/31/98                            $3,250,000.00


9.14 CURRENT RATIO.

     The Company shall maintain as of the end of each fiscal quarter a consolidated ratio of current assets to current liabilities of not less than 1.2 to 1.0.

9.15 RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH.,

     The Company shall maintain as of the end of each fiscal quarter until and including March 31, 1997 a consolidated ratio of total liabilities to tangible
net worth of not greater than 4.0 to 1.0.   Beginning June 30, 1997 and
continuing quarterly thereafter, the Company shall maintain as of the end of each fiscal quarter a consolidated ratio of total liabilities to tangible net worth of not greater than 3.0 to 1.0.

9.16 CASH FLOW COVERAGE RATIO.

     The Company shall achieve as of December 31, 1996 and maintain as of each fiscal year end thereafter a ratio of "Adjusted Cash Flow" to "Debt Service Expense" of not less than 1.20 to 1.0. For purposes of this computation, "Adjusted Cash Flow" shall be defined as the Company's annual earnings (net profit) before interest, taxes, depreciation, and amortization expense plus annual contributions to the Company's Employee Stock Option Plan; and "Debt Service Expense" shall be defined as the sum of the Company's annual interest expense plus current maturities of long term debt.,

9.17 ASSET BASED LENDING AUDITS.,   The Company will make its records,
inventory, equipment, and premises available to the officers or agents of the Bank to conduct "asset based lending" audits quarterly during the first year of the term of the Loan., Thereafter, such audits may be performed at such other times as the Bank may require. The Company shall pay to the Bank the sum of $500.00 per each day the auditors are performing such audit(s) on the Company's premises, provided that such charges payable by the Company shall not exceed the aggregate sum of $4,000.00 per each calendar year.

9.18 ERISA.

     The Company shall with respect to their respective pension plans:

     (a) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in Section 302 through 305 of ERISA with respect to its plan,

     (b) promptly, after the filing thereof, furnish to the Bank copies of each annual report required to be filed pursuant to Section 103 of ERISA in connection with its plan for the plan year, including any certified financial statements or actuarial statements required pursuant to said Section 103

     (c) notify the Bank immediately of any fact, including, but not limited to, any "Reportable Event," as that term is defined in Section 4043 of ERISA, arising in connection with the plan which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the plan,

     (d) notify the Bank of any "Prohibited Transaction" as that term is defined in Section 406 of ERISA.

The Company will not:

     (e)   engage in any "Prohibited Transaction," or

     (f) terminate any such plan in a manner which could result in the imposition of a lien on the property of the Company pursuant to
           Section 4068 of ERISA.

9.19 MAINTENANCE OF ACCOUNTS

     Company shall maintain all of it's primary operating and deposit accounts at the Bank.


SECTION 10. INFORMATION AS TO COMPANY

     The Company shall deliver the following to the Bank:

     (a) within 25 days after the end of each calendar month, financial statements of both Dynacraft and Pal Joey, including a balance sheet and 'statements of income and surplus, certified by the president or treasurer of the Company as fairly representing the Company's financial condition as of the end of such period;

     (b) within 10 days after the end of each calendar month, reports of Dynacraft and Pal Joey signed by their respective president or treasurer setting forth the number and dollar total of accounts receivable past due for not more than 30 days, the number and dollar total past due for not more than 60 days, the number and dollar total past due for not more than 90 days, and the number and dollar total past due for more than 90 days;

     (c) within 10 days after the end of each calendar month, reports of Dynacraft and Pal Joey signed by their respective president or treasurer setting forth the number and dollar total of accounts payable and the periods past due for such amounts.

     (d) within 120 days of the end of each fiscal year, an audited consolidated financial statement of the Company prepared in accordance with generally accepted accounting principles consistently applied by independent public accountants 'satisfactory to the Bank, containing a balance sheet and statements of income and surplus, ALONG WITH ANY MANAGEMENT LETTERS WRITTEN BY SUCH ACCOUNTANTS;

     (e) within 30 days after the end of each month, an inventory report in a form acceptable to the Bank signed by the President or Treasurer of the Company that describes the value and location of the Company's inventory;

     (f) within 30 days after the end of each month a Certificate of the Loan Base signed by the President or Treasurer of the Company 'setting forth and certifying the calculation of the Loan Base as of the end of such month;

     (g) within 120 days of the end of each fiscal year, a statement signed by the Company's independent public accountants certifying that nothing has come to their attention that would lead them to believe that the Company is in violation of the terms of this Agreement;

     (h) within thirty days after the end of each calendar year each guarantor shall furnish to the Bank a signed copy of his financial statement, including balance sheet, prepared in a manner acceptable to the Bank.

     (i) immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

     (j) at the request of the Bank, such other information as the Bank may from time to time reasonably require.


SECTION 11. EVENTS OF DEFAULT

11.1 NATURE OF EVENTS.

     An "Event of Default" shall exist if any of the following occurs and is continuing:

     (a) the Company fails to make any payment of principal or interest on the Loan on or before the date such payment is due;

     (b) at the Bank's option, if the outstanding principal balance of the Loan exceeds the Loan Base at any time;

     (c) the Company fails to perform or observe any covenant contained in Sections 5, 7, 9.1 through 9.18, and 10(a) through 10(h) of this Agreement;

     (d) the Company fails to comply with any other provision of this Agreement, and such failure continues for more than 30 days after such failure shall first become known to any officer of the Company;

     (e) any warranty, representation or other statement by or on behalf of the Company contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect;

     (f) the Company becomes insolvent or bankrupt, or makes an assignment for the benefit of creditors, or consents to the appointment of a trustee, receiver or liquidator;

     (g) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings are instituted by or against the Company and remain undismissed for a period of sixty days;

     (h) a final judgment or judgments, from which no further right of appeal exists, for the payment of money aggregating in excess of $25,000.00 is or are outstanding against the Company and any one of such judgments has been outstanding for more than 30 days from the date of its entry and has not been discharged in full or stayed;

     (i) the Company fails to make any payment or to perform or observe any covenant owing to the Bank or to any third party pursuant to any agreement (other than in connection with accounts payable arising in the ordinary course of business), and any applicable grace period has expired;

     (j) the Bank for any reason in good faith deems itself insecure with respect to the repayment of the indebtedness provided for herein.


11.2 DEFAULT REMEDIES.,

     (a) ACCELERATION -- If an Event of Default exists, the Bank may immediately exercise any right, power or remedy permitted to the Bank by law, and shall have in particular, without limiting the generality of the foregoing, the right to declare the entire principal and all interest accrued on all notes then outstanding pursuant to this Agreement to be forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company.

     (b) NONWAIVER: REMEDIES CUMULATIVE - -- No course of dealing on the part of the Bank, nor any delay or failure on the part of the Bank in exercising any rights, powers or privileges hereunder, shall operate a's a waiver of such rights, powers or privileges or otherwise prejudice any of the Bank's rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege by the Bank. No right or remedy conferred upon or reserved to the Bank under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law., Every right and remedy given by this Agreement or by applicable law to the Bank may be exercised from time to time and as often as may be deemed expedient by the Bank.

     (c) RIGHT OF SET-OFF - - Upon the occurrence and during the continuance of any Event of Default hereunder, the Bank is hereby authorized at any time and from time to time, without notice to the Company (any such notice being expressly waived by the Company) and to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement, irrespective of whether or not the Bank shall have made any demand hereunder and although such obligations may be unmatured.,



SECTION 12.  MISCELLANEOUS

12.1 NOTICES.,

     All communications under this Agreement or under the notes executed pursuant hereto shall be in writing and shall be mailed by first class mail, postage prepaid to the address of the recipient first set forth above., Any notice so addressed and mailed by registered mail shall be deemed given when so mailed.

     12 2  REPRODUCTION OF DOCUMENTS.,

     This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Bank at the closing or otherwise, and
(c) financial statements, certificates and other information previously or hereafter furnished to the Bank, may be reproduced by the Bank by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Bank may destroy any
original document so reproduced.   The Company agrees and stipulates that any
such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Bank in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.,

12.3 SURVIVAL.,

     All warranties, representations, and covenants made by the Company herein or on any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Bank and shall survive the closing of the Loan regardless of any investigation made by the Bank on its behalf., All statements in any such certificate or other instrument shall constitute warranties and representations by the Company.

12.4 SUCCESSORS AND ASSIGN'S: PARTICIPATIONS.

     This Agreement shall inure to the benefit of and be binding upon the heirs, successors and assigns of each of the parties.

     The Bank, at any time, may sell to one or more participants participating interests in the Loan or any portion thereof, any promissory note held by the Bank, or any other interest of the Bank hereunder. In the event of any such sale by the Bank of participating interest to a participant the Bank shall remain the holder of any such promissory note for all purposes under this Agreement, and the Company shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement. The Company agrees that if amounts outstanding under this Agreement in any promissory notes in connection herewith have become due and payable, whether by acceleration or otherwise, each participant shall be deemed to have to the extent permitted by applicable law, the right of set off in respect of its participating interest in amounts owing under this Agreement or any promissory note executed in connection herewith to the same extent as if the amount of its participating interest were owing directly to it under this Agreement or any promissory note executed in connection herewith. The Company authorizes the Bank to disclose to any participant or any prospective participant any and all financial information in the Bank's possession concerning the Company which has been delivered to the Bank by or on behalf of the Company pursuant to this Agreement.

12.5 AMENDMENT AND WAIVER.

     This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Bank.,

12.6 DUPLICATE ORIGINALS.

     Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

12.7 GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

12.8 ACCOUNTING TERMS AND COMPUTATIONS.

     Whenever any accounting term shall be used herein or the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such accounting term, such determination or computation shall, to the extent applicable and except as otherwise specified in this Agreement, be defined or made (as the case may be) in accordance with generally accepted accounting principles in the United States applied (in the case of determinations or computations) on a basis consistent with those applied in the preparation of the financial statements referred to in
Section 7.3 hereof.

12.9 CONSENT TO JURISDICTION AND WAIVER OF OBJECTION TO VENUE.

     The Company agrees that any legal action or proceeding with respect to this Agreement or the notes or the transactions contemplated hereby may be brought in the Court of Common Pleas of Franklin County, Ohio, or in the United States District Court for the Southern District of Ohio, Eastern Division, and the Company hereby irrevocably submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person, property and revenues and irrevocable consents to service of process in any such action or proceeding by the mailing thereof by U.S. mail to the Company at the Company's address set forth in Section 11.1 hereof.

     The Company hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts, and unconditionally waives and agrees not to plead or claim that any such suit or proceeding brought in any such court has been brought in an inconvenient forum, provided, that this provision shall not preclude the Company from seeking to consolidate actions brought against it.


                                  Dynacraft Golf Products, Inc.,

                                  By /s/ Joseph Altomonte, Jr.
                                     -------------------------
                                  Its CEO
                                      ---

                                  Pal Joey Custom Golf, Inc.

                                  By /s/ Rob Altomonte
                                     -----------------
                                  Its President
                                      ---------

                                  The Huntington National Bank


                                  By /s/ Charles T. Bantis, Vice  President
                                     --------------------------------------

                                 COMMERCIAL LOAN NOTE
--------------------------------------------------------------------------------

CITY OFFICE ________________ DIVISION ___________ BRANCH _________ (XX ) SECURED

ACCOUNT NO. ___________________________ NOTE NO. ______________ (    ) UNSECURED

ACCOUNT NAME: DYNACRAFT GOLF PRODUCTS, INC.; PAL JOEY CUSTOM GOLF, INC.

(XX) CORPORATION   (  ) PARTNERSHIP    (  ) INDIVIDUAL/PROPRIETORSHIP

BANK APPROVAL OFFICER INITIAL __________ BANK CLOSING OFFICER INITIAL __________

--------------------------------------------------------------------------------

    $ 1,860,315.00           Columbus, Ohio                June 20,  1996


    FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promise to pay to the order of The Huntington National Bank (the "Bank", which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of One Million Eight Hundred Sixty Thousand Three Hundred Fifteen Dollars ($1,860,315.00) or so much thereof as shall have been advanced by the Bank at any time and not hereafter repaid (hereinafter called the "'Principal Sum") together with interest as hereinafter provided, and payable at the time(s) and in the manner hereinafter provided. The undersigned promise to pay the Principal Sum and the interest thereon at the times and in the manner hereinafter provided.

    This Note is executed in connection with and subject to the covenants and conditions of a certain Loan Agreement between the Bank and the undersigned, dated June 20, 1996 (the "Loan Agreement").


INTEREST

    Prior to Maturity, interest will accrue on the unpaid balance of the Principal Sum until paid at a "CONTRACT RATE" OF EITHER THE "ONE YEAR TREASURY RATE" OR THE "PRIME RELATED RATE" (both of which are hereinafter defined) duly elected by the undersigned by an Adjustment Election made in the manner hereinafter provided. After maturity, whether by acceleration, lapse of time, or otherwise, interest shall accrue on the unpaid balance of the Principal Sum at a DEFAULT RATE" equal to the Prime Rate (hereinafter defined) plus Two and Three Quarters percent (2.75%) per annum.

    THE "ONE YEAR TREASURY RATE" is a rate of interest per annum equal to the "one year index" plus 250 basis points, rounded up to the nearest one-eighth of one percent (1/8%). The "one year index" shall be the one year U. S. Treasury Constant Maturities rate stated in the weekly Federal Reserve Statistical Release Form H.l5(5l9) published not less than seven days prior to the applicable Interest Rate Adjustment Date.

    THE "PRIME-RELATED RATE" is a variable rate of interest equal to seventy-five (75) basis points [100 basis points equals one percent) above the "Prime Rate" (hereinafter defined) from time to time in effect with each change in the Prime Rate automatically and immediately adjusting the rate of interest payable hereunder. For the purposes hereof, the term "Prime Rate" shall mean that interest rate per annum announced from time to time by the Bank as its "prime rate", or other similar designation, and it is not necessarily the most favored rate of the Bank.

    THE "INTEREST RATE ADJUSTMENT DATE" shall mean each anniversary of the date of this Note during the term of this Note.

    THE "ADJUSTMENT ELECTION" shall mean an IRREVOCABLE written election to adjust the Contract Rate due under this Note TO EITHER THE ONE YEAR TREASURY RATE or the Prime Related ~de terminedb the Bank to be in effect as of each Interest Rate Adjustment Date, which election may be exercised not later than thirty days prior to each Interest Rate Adjustment Date by delivering to the officer of the Bank who is administering the Loan a written notice of such election SPECIFYING THE CONTRACT RATE elected by the undersigned If the undersigned fails to timely make the Adjustment Election prior to any Interest Rate Adjustment Date, then in such event the undersigned shall be deemed TO HAVE ELECTED THE Prime Related Rate as the Contract Rate to become effective as of such Interest Rate Adjustment Date. Each election of the Contract Rate shall continue in effect until the next succeeding Interest Rate Adjustment Date, upon which date the Contract Rate shall be adjusted in accordance with the Adjustment Election made or deemed to have been made by the undersigned for such date.

    All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid. There shall be no penalty for prepayment. The amount of any payment shall first be applied to the payment of any interest which is due.


MANNER OF PAYMENT

    The Principal Sum and accrued interest at the Contract Rate shall be due and payable in eighty-four consecutive monthly installments, beginning on August 1, 1996 and continuing on the first day of each month thereafter until maturity, whether by acceleration, lapse of time, or otherwise. The Principal Sum portion of each monthly installment shall be computed in relation to the Contract Rate in effect for the applicable Adjustment Period, except the final installment shall be for the entire outstanding balance of the Principal Sum. Accrued interest shall be payable monthly with the installments of the Principal Sum. If the Contract Rate is the Prime Related Rate, the monthly installment of interest shall be due and payable in addition to the monthly installment of the Principal Sum. Unless sooner paid, the entire outstanding balance of the Principal Sum, together with all accrued but unpaid interest thereon, shall be due and payable on July 1, 2003 (the "Maturity Date").

    The monthly installment shall initially be the sum of TWENTY NINE THOUSAND THREE HUNDRED FORTY FOUR DOLLARS ($29,344.05), said amount having been computed based upon A EIGHTY-FOUR (84) MONTH amortization schedule; provided, however, that on each Interest Rate Adjustment Date on which the Contract Rate changes to a Treasury Related Contract Rate the monthly installment of principal and interest due hereunder shall be increased or decreased, as the case may be, to a new payment equal to the monthly amount required to fully amortize the outstanding principal balance of the Loan and accrued interest thereon based upon (i) the new Contract Rate becoming effective as of such Interest Rate Adjustment , and (ii) the above referenced amortization period, less the number of months which have elapsed since July 1 1996. On each Interest Rate Adjustment Date on which the Contract Rate changes to a Prime Related Contract Rate, the monthly installment shall be computed as the sum of (i) interest in arrears accrued during each period of thirty days at the Prime Rate(s) in effect during such period, plus (ii) a monthly portion of principal computed by dividing the outstanding balance of the Principal Sum as of such Interest Rate Adjustment Date by the number of months remaining until the Maturity Date.

    The undersigned may, on an business day , upon payment of all accrued interest, fees and other amounts then due and payable to Lender and upon at least FIVE (5) BUSINESS DAYS prior written notice to Lender, elect to prepay all or part of the unpaid balance of the PRINCIPAL SUM; provided, however, that if said prepayment shall be (1) MADE ON OR BEFORE the date that is six (6) months prior to any Interest Rate Adjustment Date or the Maturity Date and (2) THE AGGREGATE AMOUNT OF THE PRINCIPAL portion of all prepayments made during the calendar year in which said prepayment is made (including the principal portion of said prepayment) exceeds 10% of the outstanding PRINCIPAL balance due
AND PAYABLE TO LENDER ON JANUARY 1 OF  SAID   CALENDAR YEAR OR THE DATE OF THIS
NOTE, WHICHEVER date more proximately precedes the date of prepayment, then the undersigned shall pay to Lender on the date of the prepayment A PREPAYMENT PREMIUM CALCULATED using the following formula:

    Prepayment Premium = %  x  (AP - AD)  x  TM
                                              --
                                              12
In such formula:

(i)      % equals 3%

(ii) AP is the Amount Paid and means the actual amount of the principal sum paid on the date of the prepayment; and

(iii) AD is the Amount due and means the total amount of the principal sum due and payable on the date of the prepayment; and

(iv) TM is the Total Months and means the total number of full months between the date of the prepayment and the next succeeding Interest Rate Adjustment Date or the Maturity Date, whichever is the earlier event.

The prepayment premium shall be due and payable to the Bank regardless of whether the prepayment results from the undersigned's voluntary prepayment or from the Bank's exercising its rights after default by the undersigned through acceleration of the Loan or otherwise. Unless the Bank shall otherwise agree in writing, partial prepayments of principal shall be credited to installments of principal in inverse order of maturity and shall not postpone the due dates of the monthly installments required hereunder. Notwithstanding the foregoing, in the event of any prepayment because of foreclosure or other judicial sale, there shall be due and payable a prepayment premium in the amount of five percent (5%) of the amount prepaid.

LATE CHARGE

    Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.


SECURITY

    As security for the payment of the obligations evidenced hereby, and of all other obligations and liabilities of the undersigned, and each of them, to the Bank, whether now existing or hereafter arising, the undersigned hereby grant Bank a security interest or mortgage in the following property, including all substitutions and additions thereto, and the proceeds thereof (all, together with any other property in which the Bank shall at any time be given a security interest, hereinafter referred to as the "Collateral"):

    First security interest in cash, accounts receivable, inventory, intangibles; Second priority security interest on equipment and fixtures; Second mortgage lien on the real estate located at 84, 85,88, 92, 98, 99, and 100 James Street, Newark, Ohio, 77, 85, and 99 S. Pine Street, Newark, Ohio, and 71 Maholm Street, Newark, Ohio 43055; Assignment of $500,000 life insurance policy insuring the life of Joseph A. Altomonte, Jr.

If, at the time of payment and discharge hereof, any of the undersigned shall be then directly or contingently liable to the Bank as maker, indorser, surety or guarantor of any other note, bill of exchange, or other instrument, then the Bank may continue to hold any of the Collateral as security therefor, even though this Note shall have been surrendered to the undersigned. The Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any obligation evidenced by this Note is not paid when due, the Bank may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the laws of the State of Ohio, and the undersigned shall be liable for any deficiency.


DEFAULT

    Upon the occurrence of any of the following events:

    (1) the undersigned fails to pay any installment when due hereunder or to perform any obligation of the undersigned to the Bank, including without limitation all obligations set forth in the Loan Agreement;

    (2) the undersigned fails to do all things necessary to preserve and maintain the value and collectibility of the Collateral;

    (3) any event occurs and continues which constitutes a default by any of the undersigned under any other obligation to or agreement with the Bank;

    (4) the Collateral declines in value or become unsatisfactory to the Bank and the undersigned fails to furnish immediately upon demand additional Collateral satisfactory to the Bank;

    (5) any guarantor revokes its guaranty, or any event occurs and continues which constitutes a default by any guarantor under its guaranty;

    (6) the undersigned fails to furnish true and complete financial statements from time to time on request of the Bank;

    (7) the death or dissolution of any of the undersigned, or any indorser, surety, accommodation party or guarantor;

    (8) any representation, warranty or other information given to the Bank by any of the undersigned, or by an indorser, surety or guarantor proves to be false, untrue or misleading; or

    (9) if the Bank shall for any reason deem itself insecure with respect to the obligations evidenced hereby;

then Bank may, at its option, without notice or demand, accelerate the maturity of the obligation evidenced hereby, which obligation shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agree to pay all costs and expenses of such actions, including reasonable attorneys' fees, to the extent permitted by law.


GENERAL PROVISIONS

    All of the parties hereto, including the undersigned, and any indorser, surety, accommodation party, or guarantor, hereby: (1) severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto; (2) consent that, without discharging any of them, and without notice, the Bank may (i) extend the time of payment an unlimited number of times before or after maturity, (ii) grant any other indulgence at any time and from time to time to any party hereto, (iii) delay in exercising or omit to exercise any right against, or delay in taking or omit to take any action to collect from or pursue the Bank's remedies against, any party hereto, (iv) release or modify any collateral, security, or guaranties; and (3) severally waive any claim, right or remedy which such party may now have or hereafter acquire against any other party or parties hereto that arises hereunder and/or from the performance by such party hereunder, including without limitation any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the Bank against the other party or parties, or any security which the Bank now has or hereafter acquires, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.
The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any Collateral herefor before exercising any other such rights.

    The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

    No waiver of any term or condition of this Note shall be effective unless
in writing and signed by the party giving or granting the waiver.   No amendment
of any term or condition of this Note shall be effective unless in writing and signed by the undersigned and the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Note, related loan documents or law nor any course of dealing, shall operate as a waiver of such right, power or privilege or preclude any other or further exercise thereof or of any other right, power or privilege.

    The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

    The undersigned agree that, to the extent that any of the undersigned make a payment or payments to the Bank, or the Bank receives any proceeds of collateral, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any of the undersigned, its estate, trustee, receiver or any other party, including without limitation any guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligations under this Note or the part hereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.


WARRANT OF ATTORNEY

    Each of the undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States of America after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and
several warrant of attorney to confess judgment.   The undersigned waives any
right to move any court for an order having any attorney or firm representing the Bank removed or disqualified as counsel for the Bank as a result of such attorney or firm confessing judgment against the under signed in accordance with
this paragraph.   The undersigned expressly waives any conflicts of interest that may now or hereafter exist as a result of any attorney representing the Bank confessing judgment against the undersigned and expressly consents the attorney representing the Bank or to any other attorney to confess judgment against the undersigned in accordance with this paragraph. The undersigned further consents and agrees that the Bank may pay any attorney confessing judgment against the undersigned a reasonable fee for confessing judgment and that any such fees so paid may be included in the amount of such judgment.


WAIVER OF RIGHT TO TRIAL BY JURY

    THE UNDERSIGNED ACKNOWLEDGES THAT, AS TO ANY AND ALL DISPUTES THAT MAY
ARISE WITH RESPECT TO THE COVENANTS AND CONDITIONS OF THIS NOTE, THE COMMERCIAL NATURE OF THE INDEBTEDNESS EVIDENCED HEREBY WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE, THE INDEBTEDNESS EVIDENCED HEREBY, OR ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.


    WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                        Dynacraft Golf Products, Inc. , an Ohio corporation

                        By /s/ Joseph Altomonte, Jr.
                           -------------------------
                        Its CEO
                            ---

                        Pal Joey Custom Golf, Inc. , an Ohio corporation

                        By /s/ Rob Altomonte
                           -----------------
                        Its President
                            ----------

--------------------------------------------------------------------------------

GUARANTOR:

    JOSEPH A. ALTOMONTE, SR.
    659 STUBLYN ROAD
    GRANVILLE, LICKING COUNTY OHIO 43023

DEBTOR:
    DYNACRAFT GOLF PRODUCTS, INC. AND PAL JOEY CUSTOM GOLF, INC.
    98 JAMES STRET
    NEWARK, OH 43055
--------------------------------------------------------------------------------

CONTINUING GUARANTY
UNLIMITED

For the purpose of Inducing The Huntington National Bank (hereinafter referred to as "Bank") to lend money or advance credit to, or renew, extend or forbear from demanding immediate payment of the Obligations of DYNACRAFT GOLF PRODUCTS, INC. AND PAL JOEY CUSTOM GOLF, INC. (hereinafter referred to as "Debtor", the undersigned (hereinafter referred to as "Guarantors" whether one or more), jointly and severally if more than one (which joint and several liability shall exist regardless of whether additional Guarantors have evidenced or may in the future evidence their undertaking by executing this Guaranty, by co-signing one or more promissory notes or other instruments of indebtedness, by executing one or more separate agreements of guaranty of any or all of the Obligations referred to herein, or otherwise), hereby unconditionally guarantee the prompt and full payment to Bank when due, whether by acceleration or otherwise, of all Obligations of any kind for which Debtor is now or may hereafter become liable to Bank In any manner.

The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of Debtor to Bank, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit a agreements of guaranty or otherwise, and any and all renewals of, extensions of or substitutes therefor. The word' "Obligations" shall include, BUT NOT BE LIMITED TO, all indebtedness owed by Debtor to Bank by reason of credit extended or to be extended to Debtor in the principal amount of $1,860,315.00, pursuant to one or more instruments of indebtedness and related loan documents.

Guarantors, and each of them, hereby promise that if one or more of the Obligations are not paid promptly when due, they, and each of them, will, upon request of Bank, pay the Obligations to Bank, irrespective of any action or lack of action on Bank's part in connection with the acquisition, perfection, possession, enforcement or disposition of any or all Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in any or all Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor. Furthermore, Guarantors, and each of them, hereby waive any claim, right or remedy which Guarantors may now have or hereafter acquire against Debtor that arises hereunder and/or from the performance by Guarantors, or any of them, hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Bank against Debtor, or any security which Bank now has or hereafter acquires, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantors waive notice of any and all acceptances of this Guaranty. This Guaranty is a continuing guaranty, and, in addition to covering all present Obligations of Debtor to Bank, will extend to all future Obligations of Debtor to Bank, and this whether such Obligations are reduced or entirely extinguished and thereafter increased or reincurred. This Guaranty is made and will remain in effect as to any and all Obligations of Debtor incurred or arising prior to receipt by the loan officer of Bank who is handling Debtor's Obligations of written notice of termination of this Guaranty. No revocation will in any way affect the duties of Guarantors to Bank with respect to Obligations of Debtor incurred prior to the receipt of such notice by such loan officer of Bank. Revocation by any one or more of Guarantors will not affect the duties of the remaining Guarantor or Guarantors.

Guarantors waive presentment, demand, protest, notice of protest, and notice of dishonor or other non payment of any and all Obligations and further waive notice of sale or other disposition of any collateral or security now held or hereafter acquired by Bank. Guarantors agree that no extension of time, whether one or more, nor any other indulgence granted by Bank to Debtor, or to Guarantors, or any of them, and no omission or delay on Bank's part in exercising any right against, or in taking any action to collect from or pursue Bank's remedies against Debtor or Guarantors, or any of them, will release, discharge or modify the duties of Guarantors. Guarantors agree that Bank may, without notice to or further consent from Guarantors, release or modify any collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantors hereunder. Guarantors further agree that Bank will not be required to pursue or exhaust any of its rights or remedies against Debtor or Guarantors, or any of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of Its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantors. Guarantors further agree that, to the extent that Debtor makes a payment or payments to Bank, or Bank receives any proceeds of collateral, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Debtor, its estate, trustee, receiver or any other party, including without limitation any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or the art thereof which has been aid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

Guarantors agree to furnish true and complete financial statements from time to time on request of Bank and agree that failure to furnish such financial statements may constitute or be deemed to constitute a default or event of default of the Obligations. Guarantors agree that any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted In a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waive any objection which they may have now or hereafter to the venue of any such suit, action or proceeding; and Irrevocably submit to the jurisdiction of any such court in any such suit, action or proceeding.

Guarantors hereby authorize any attorney at law to appear for them in any action on any or all Obligations guaranteed hereby at any time after such Obligations become due, whether by acceleration or otherwise, in any court of record in or of the State of Ohio or elsewhere, to waive the issuing and service of process against, and confess judgment against Guarantors, or any of them, in favor of Bank for the amount that may be due, including interest, late charges, collection costs, attorneys' fees and the like as provided for in said Obligations, and costs of suit, and to waive and release all errors in said proceedings and judgments, and all petitions in error, and right of appeal from the judgments rendered. No such judgment or judgments against less than all of Guarantors shall be a bar to a subsequent judgment or judgments against any one or more of Guarantors against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment. The attorney at law authorized hereby to appear for Guarantors may be an attorney at law also representing Ban, and Guarantors, and each of them, hereby expressly waive any conflict of interest that may exist by virtue of such representation.

If any Obligation of Debtor is assigned by Bank, this Guaranty will inure to the benefit of Bank's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantors, or any of them, from any duty to Bank hereunder with respect to any unassigned Obligation. In the event that an one or more of the provisions contained in this Guaranty or any application thereof shall be determined to be invalid, illegal or unenforceable In any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guaranty shall be construed in accordance with the law of the State of Ohio. As security for payment by Guarantors hereunder, and of all other liabilities of Guarantors to Bank whether now existing or hereafter arising, Guarantors hereby grant Bank a security interest in the following property:

         --------------------------------------------------------------------
         --------------------------------------------------------------------
         --------------------------------------------------------------------

whether Guarantors' interest therein as owner, co-owner, lessee, consignee, secured party or otherwise be now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, alI replacement and repair parts therefor, all negotiable documents relating thereto, all products thereof and any and all cash and non-cash proceeds thereof including, but not limited to notes, drafts, checks, instruments and insurance proceeds (hereinafter the Collateral"). If at the time of payment of the Obligations and any discharge hereof, Guarantors shall be then directly or continently liable to Bank as maker, indorser, surety or guarantor of any other loan or obligation whether the same shall be evidenced by a note, bill of exchange, agreement of guaranty or other instrument, then Bank may continue to hold the Collateral as security therefor, even though this Guaranty shall have been surrendered to Guarantors. Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any Obligations hereunder are not aid when due, Bank may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the law of the State of Ohio. Guarantors shall be liable for any deficiency.

GUARANTORS, AND EACH OF THEM, ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN GUARANTORS AND BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS GUARANTY ARISES MAKES ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE GUARANTORS HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS GUARANTY OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

Executed and delivered at COLUMBUS. OHIO    on JUNE  20 , 1996 .

WARNING- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TIRAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT. OR ANY OTHER CAUSE.




GUARANTOR(S): JOSEPH A. ALTOMONTE, SR

/s/ Joseph Altomonte, Sr
------------------------
JOSEPH A. ALTOMONTE, SR

--------------------------------------------------------------------------------

GUARANTOR:

    JOSEPH A. ALTOMONTE, JR.
    195 BRYN DU DRIVE
    GRANVILLE, LICKING COUNTY OHIO 43023

DEBTOR:
    DYNACRAFT GOLF PRODUCTS, INC. AND PAL JOEY CUSTOM GOLF, INC.
    98 JAMES STRET
    NEWARK, OH 43055

--------------------------------------------------------------------------------

CONTINUING GUARANTY
UNLIMITED

For the purpose of Inducing The Huntington National Bank (hereinafter referred to as "Bank") to lend money or advance credit to, or renew, extend or forbear from demanding immediate payment of the Obligations of DYNACRAFT GOLF PRODUCTS, INC. AND PAL JOEY CUSTOM GOLF, INC. (hereinafter referred to as "Debtor" , the undersigned (hereinafter referred to as "Guarantors" whether one or more), jointly and severally if more than one (which joint and several liability shall exist regardless of whether additional Guarantors have evidenced or may in the future evidence their undertaking by executing this Guaranty, by co-signing one or more promissory notes or other instruments of indebtedness, by executing one or more separate agreements of guaranty of any or all of the Obligations referred to herein, or otherwise), hereby unconditionally guarantee the prompt and full payment to Bank when due, whether by acceleration or otherwise, of all Obligations of any kind for which Debtor is now or may hereafter become liable to Bank In any manner.

The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of Debtor to Bank, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit a agreements of guaranty or otherwise, and any and all renewals of, extensions of or substitutes therefor. The word' "Obligations" shall include, BUT NOT BE LIMITED TO, all indebtedness owed by Debtor to Bank by reason of credit extended or to be extended to Debtor in the
principal amount of $1, 860,315.00,   pursuant to one or more instruments of
indebtedness and related loan documents.

Guarantors, and each of them, hereby promise that if one or more of the Obligations are not paid promptly when due, they, and each of them, will, upon request of Bank, pay the Obligations to Bank, irrespective of any action or lack of action on Bank's part in connection with the acquisition, perfection, possession, enforcement or disposition of any or all Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in any or all Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor. Furthermore, Guarantors, and each of them, hereby waive any claim, right or remedy which Guarantors may now have or hereafter acquire against Debtor that arises hereunder and/or from the performance by Guarantors, or any of them, hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Bank against Debtor, or any security which Bank now has or hereafter acquires, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantors waive notice of any and all acceptances of this Guaranty. This Guaranty is a continuing guaranty, and, in addition to covering all present Obligations of Debtor to Bank, will extend to all future Obligations of Debtor to Bank, and this whether such Obligations are reduced or entirely extinguished and thereafter increased or reincurred. This Guaranty is made and will remain in effect as to any and all Obligations of Debtor incurred or arising prior to receipt by the loan officer of Bank who is handling Debtor's Obligations of written notice of termination of this Guaranty. No revocation will in any way affect the duties of Guarantors to Bank with respect to Obligations of Debtor incurred prior to the receipt of such notice by such loan officer of Bank. Revocation by any one or more of Guarantors will not affect the duties of the remaining Guarantor or Guarantors.

Guarantors waive presentment, demand, protest, notice of protest, and notice of dishonor or other non payment of any and all Obligations and further waive notice of sale or other disposition of any collateral or security now heId or hereafter acquired by Bank. Guarantors agree that no extension of time, whether one or more, nor any other indulgence granted by Bank to Debtor, or to Guarantors, or any of them, and no omission or delay on Bank's part in exercising any right against, or in taking any action to collect from or pursue Bank's remedies against Debtor or Guarantors, or any of them, will release, discharge or modify the duties of Guarantors. Guarantors agree that Bank may, without notice to or further consent from Guarantors, release or modify any collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantors hereunder. Guarantors further agree that Bank will not be required to pursue or exhaust any of its rights or remedies against Debtor or Guarantors, or any of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of Its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantors. Guarantors further agree that, to the extent that Debtor makes a payment or payments to Bank, or Bank receives any proceeds of collateral, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Debtor, its estate, trustee, receiver or any other party, including without limitation any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or the art thereof which has been aid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

Guarantors agree to furnish true and complete financial statements from time to time on request of Bank and agree that failure to furnish such financial statements may constitute or be deemed to constitute a default or event of default of the Obligations. Guarantors agree that any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted In a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waive any objection which they may have now or hereafter to the venue of any such suit, action or proceeding; and Irrevocably submit to the jurisdiction of any such court in any such suit, action or proceeding.

Guarantors hereby authorize any attorney at law to appear for them in any action on any or all Obligations guaranteed hereby at any time after such Obligations become due, whether by acceleration or otherwise, in any court of record in or of the State of Ohio or elsewhere, to waive the issuing and service of process against, and confess judgment against Guarantors, or any of them, in favor of Bank for the amount that may be due, including interest, late charges, collection costs, attorneys' fees and the like as provided for in said Obligations, and costs of suit, and to waive and release all errors in said proceedings and judgments, and all petitions in error, and right of appeal from the judgments rendered. No such judgment or judgments against less than all of Guarantors shall be a bar to a subsequent judgment or judgments against any one or more of Guarantors against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment. The attorney at law authorized hereby to appear for Guarantors may be an attorney at law also representing Ban, and Guarantors, and each of them, hereby expressly waive any conflict of interest that may exist by virtue of such representation.

If any Obligation of Debtor is assigned by Bank, this Guaranty will inure to the benefit of Bank's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantors, or any of them, from any duty to Bank hereunder with respect to any unassigned Obligation. In the event that an one or more of the provisions contained in this Guaranty or any application thereof shall be determined to be invalid, illegal or unenforceable In any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guaranty shall be construed in accordance with the law of the State of Ohio. As security for payment by Guarantors hereunder, and of all other liabilities of Guarantors to Bank whether now existing or hereafter arising, Guarantors hereby grant Bank a security interest in the following property:

         --------------------------------------------------------------------
         --------------------------------------------------------------------
         --------------------------------------------------------------------

whether Guarantors' interest therein as owner, co-owner, lessee, consignee, secured party or otherwise be now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, alI replacement and repair parts therefor, all negotiable documents relating thereto, all products thereof and any and all cash and non-cash proceeds thereof including, but not limited to notes, drafts, checks, instruments and insurance proceeds (hereinafter the Collateral"). If at the time of payment of the Obligations and any discharge hereof, Guarantors shall be then directly or continently liable to Bank as maker, indorser, surety or guarantor of any other loan or obligation whether the same shall be evidenced by a note, bill of exchange, agreement of guaranty or other instrument, then Bank may continue to hold the Collateral as security therefor, even though this Guaranty shall have been surrendered to Guarantors. Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any Obligations hereunder are not aid when due, Bank may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the law of the State of Ohio. Guarantors shall be liable for any deficiency.

GUARANTORS, AND EACH OF THEM, ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN GUARANTORS AND BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS GUARANTY ARISES MAKES ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE GUARANTORS HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS GUARANTY OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

Executed and delivered at COLUMBUS. OHIO    on JUNE  20 , 1996 .

WARNING- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TIRAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT. OR ANY OTHER CAUSE.




GUARANTOR(S): JOSEPH A. ALTOMONTE, JR

/s/ Joseph Altomonte, Jr
------------------------
JOSEPH A. ALTOMONTE, JR

                    EQUIPMENT, FIXTURES, INVENTORY AND RECEIVABLES PAL JOEY CUSTOM GOLF, INC.
98 JAMES STREET
NEWARK, LICKING COUNTY OHIO  43055

    The undersigned (hereinafter called "Debtor" whether one or more), for valuable consideration, the receipt t and sufficiency of which are hereby acknowledged, hereby grants, pledges and assigns to The Huntington National Bank (hereinafter called "Bank"), a security interest in the following property, whether Debtor's interest therein as owner, co-owner, lessee, consignee, secured party or otherwise be now owned or existing or hereafter arising or acquired and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all replacement and repair parts therefor, all negotiable documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds and proceeds arising in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the following property by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority):

    (a) All of Debtor's machinery, equipment, tools, furniture, furnishings and fixtures including, but not limited to, all manufacturing, fabricating, processing, transporting and packaging equipment, power systems, heating, cooling and ventilating systems, lighting and communication systems, electric, gas and water distribution systems, food service systems, fire prevention, alarm and security systems, laundry systems and computing and data processing systems (hereinafter sometimes called the "Equipment"), some of which Equipment may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

    (b) All of Debtor's inventory including, but not limited to, parts, supplies, raw materials, work in process, finished goods, materials used or consumed in Debtor's business, repossessed an returned goods (hereinafter sometimes called the "Inventory"), some or all of which inventory may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

    (c) All of Debtor's accounts, accounts receivable, contract rights, chattel paper, general intangibles, income tax refunds, instruments, negotiable documents, notes, drafts, acceptances and other forms of obligations and receivables arising from or in connection with the operation of Debtor's business including, but not limited to, those arising from or in connection with Debtor's sale, lease or other disposition of Inventory (hereinafter sometimes called the "Receivables"); and

    (d) All of Debtor's trade names, trademarks, goodwill, patents, patent a applications, copyrights, deposit accounts, licenses and franchises (all of the foregoing hereinafter sometimes called the "Collateral").

    The security interest hereby granted is to secure the prompt and full payment and complete performance of all Obligations of Debtor to Bank. The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of Debtor to Bank, whether now existing or hereafter arising, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit or otherwise, and any and all renewals of or substitutes therefor. The word "Obligations" s all include, BUT NOT BE LIMITED TO, all indebtedness owed by Debtor to Bank by reason of a credit extended or to be extended to Debtor in the principal amount of $1, 860,315.00, pursuant to one or more instruments of Indebtedness and related loan documents.

    It is Debtor's express intention that this agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of Debtor to Bank, shall extend to all future Obligations of Debtor to Bank, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated by Debtor and Bank as of the date hereof. The absence of any reference to this agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this agreement.

    1. GENERAL COVENANTS. Debtor represents, warrants and covenants as follows:

      a) Except for such claims and interests, if any, shown in the schedule set forth at the end of this agreement or in any schedule he attached hereto and signed by both Debtor and Bank and the security interest granted hereby, (i) Debtor is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole owner of the Collateral free from any and all liens, security interests, encumbrances, claims and interests; and (ii) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office.

      (b) Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than those, if any, shown in the schedule set forth at the tend of this agreement or in any schedule attached hereto and signed by both Debtor and Bank and the security interest granted hereby, and shall defend the right, title and interest of Bank in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

    (c) Debtor's principal place of business and chief executive office/residence is located at the address set forth at the beginning of this agreement; Debtor has no other place of business/residence, except as shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Bank; and, unless Bank consents in writing to a change in the location of the Equipment, Inventory or Debtor's records concerning the Receivables prior to such a change in location, the Equipment, Inventory and Debtor's records concerning the Receivables shall be kept at that address or at the locations set forth in such schedules.

    (d) At least thirty (30) days prior to the occurrence of any of the following events, Debtor shall deliver to the loan officer handling Debtor's Obligations on behalf of Bank written notice of such impending events: (i) a change in Debtor's principal place of business, chief executive office and/or residence; (ii) the opening or closing of any place of business; or (iii) a change in Debtor's name, identity or corporate structure.

    (e) Subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

    (f)  The Collateral is and shall be used primarily for business purposes.

    2. COLLECTION OF RECEIVABLES. Debtor shall, unless otherwise directed by Bank, collect all of Debtor's Receivables, and whenever Debtor shall receive payment of any Receivable, Debtor shall hold such payment in trust for Bank and shall forthwith deliver the same to Bank in the form received by Debtor without commingling with any funds belonging to Debtor. Debtor authorizes Bank to indorse the name of Debtor upon any checks or other items received in payment of any Receivable and to do an and all things necessary in order to reduce the same to money. All amounts received by Bank representing payment of receivables may be applied by Bank to the payment of the Obligations in such order or preference as Bank may determine, or Bank may, at is option, impound all or any portion of such amounts and retain said amounts as security for the payment of the Obligations, with the right on the part of debtor, upon approval by Bank, to obtain the release of all or part of such impounded amounts. Bank may, however, at any time, without notice, apply all or any part of such impounded amounts as aforesaid. Debtor also authorizes Bank at any time without notice, to appropriate and apply any balances, credits, deposits, accounts or money of Debtor in Bank's possession, custody or control to the payment of any of the Obligations.

    If any of Debtor's Receivables arise out of contracts with or orders from the United States or any State or any department, a agency or instrumentality thereof, Debtor shall immediately notify Bank thereof in writing and shall execute any instrument an take any steps required by Bank in order that all money due and to become due under such contract or order shall be assigned to Bank and due notice thereof given to the appropriate governmental agency.

    Debtor agrees to execute, deliver, file and record all such notices, affidavits, assignments, financing statements and other instruments as shall in the judgment of Bank be necessary or desirable to evidence, validate and perfect the security interest of Bank in the Receivables. Bank shall have the right to notify any persons or entities owing any Receivables and to demand and receive payment, but Bank shall have no duty so to do. Upon request of Bank at any time, Debtor shall notify such account debtors and shall indicate on all invoices to such account debtors that the accounts are payable to Bank.

    3. INSURANCE. Debtor shall have and maintain insurance at all times with respect to all Equipment and Inventory (i) insuring against risks of fire (including so-called extended coverage), explosion, theft, sprinkler leakage and such other casualties as Bank may designate, and (ii) insuring against liability for personal injury and property damage relating to the Equipment and Inventory, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to Bank, such insurance to be payable to Bank and Debtor as their interests may appear. All policies of insurance shall provide for twenty (20) days' written minimum cancellation notice to Bank and, at request of Bank , shall be delivered to and held by it. Bank may act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and indorsing any drafts. In the event of failure to provide insurance as herein provided, Bank may, at its option, provide such insurance and Debtor shall pay to Bank, upon demand, the cost thereof. Should Debtor fail to pay said sum to Bank upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

    4. INSPECTION. Debtor shall at all times keep accurate and complete records of the Receivables and Debtor shall, at all reasonable times and from time to time, allow Bank, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from Debtor's books and records and to arrange for verification of the Receivables directly with account debtors or by other methods and to examine and inspect the Collateral wherever located. Debtor shall perform, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Bank may require to more completely vest in and assure to Bank its rights hereunder and in or to the Collateral.

    5.   PRESERVATION AND DISPOSITION OF COLLATERAL.

    (a) Except for such claims and interests, if any, shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Bank and the security interest granted hereby, Debtor shall keep the Collateral free from any and all liens, security interests, encumbrances, claims and interests. Debtor shall advise Ban promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon t he aggregate value of the Collateral or upon the security interest of Bank.

    (b) Debtor shall not sell or otherwise dispose of the Collateral; provided, however, that until default, Debtor may use the Collateral in any lawful manner not inconsistent with this agreement or with the terms or conditions of any policy of insurance thereon and may also sell or otherwise dispose of the Inventory in the ordinary course of Debtor's business. A sale in the ordinary course of business shall not include the a transfer In partial or total satisfaction of a debt.

    (c) Debtor shall keep the Collateral in good condition and shall not misuse, abuse, secrete, waste or destroy any of the same.

    (d) Debtor shall not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order.

    (e) Debtor shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; (ii) such proceedings do not involve an danger of sale, forfeiture or loss of any Collateral or any interest therein; and (iii) such charge is adequately reserve against in accordance with generally accepted accounting principles.

    (f) At its option, Bank may discharge he taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Bank upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by Bank pursuant to the foregoing authorization. Should Debtor fail to pay said sum to Bank upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

    (g) Upon Bank's request at any time or times, Debtor shall assign and deliver to Bank any Collateral and shall furnish to Bank additional collateral of value and character satisfactory to Ban as security for the Obligations.

    6.   EXTENSIONS AND COMPROMISES. With respect to any Collateral held by
Bank as security for the Obligations, Debtor assents to all extensions or postponements of the time of payment thereof or any other Indulgence In connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Bank may deem advisable. Bank shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of Bank.

    7. FINANCING STATEMENTS. At the request of Bank, Debtor shall join with Bank in executing one or more financing statements in a form satisfactory to Bank and shall pay the cost of filing the same in all public offices wherever filing is deemed by Bank to be necessary or desirable. A carbon, photographic or other reproduction of this agreement or of a financing statement shall be sufficient as a financing statement.

    8. BANK'S APPOINTMENT AS ATTORNEY-IN-FACT. Debtor hereby irrevocably constitutes and a points Bank and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in Bank's own name, from time to time in Bank discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to Bank the power and right, on behalf of Debtor, without notice to or assent y Debtor:

    (a) To execute, file and record all such financing statements, certificates of title and other certificates of registration and of operation and similar documents and instruments including, but not limited to, those relating to aircraft or marine vessels, as Bank may deem necessary or desirable to protect, perfect and validate Bank's security's therein.

    (b) Upon the occurrence and continuance of any event of default under paragraph 9 hereof, (i) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iii) to defend any suit, action or proceeding described above and, in connection therewith, to make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Bank were the absolute owner thereof for all purposes, and to do, at Bank's option and Debtor's expense, at any time or from time to time, all acts and things which Bank deems necessary to protect, preserve or realize upon the Collateral and Bank's security interest therein, in order to effect the intent of this agreement, all as fully and effectively as Debtor might do.

    Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

    The powers conferred upon Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Bank to exercise such powers and neither Bank nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Bank's own gross negligence or willful misconduct.

    9. DEFAULT. If any event of default in the payment or performance of any of the Obligations secured by this agreement or the performance of any covenant contained herein shall occur and be continuing; or if any warranty, representation or statement made or furnished to Bank by Debtor proves to have been false in any material respect when made or furnished; or if Bank shall for any reason deem itself insecure as to the prospect of payment of any of the
Obligations:

    (a) Bank may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this agreement and any or all of the Obligations in default.

    (b) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Bank, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Bank in the same form as received by Debtor (duly indorsed by Debtor to Bank, if required). Any and all such payments so received by Bank (whether from Debtor or otherwise) may, in the sole discretion of Bank, be held by Bank as collateral security for, and/or then or at any time thereafter be applied in whole or in part by Bank against, all or any part of the Obligations in such order as Bank may elect. Any balance of such payments held by Bank and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph b) shall authorize or be construed to authorize Debtor to sell or otherwise dispose of any Collateral except as provided in subparagraph 5(b) hereof.

    (c) Bank shall have the rights and remedies of a secured party under this agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of Ohio. Without limiting the generality of the foregoing, Bank shall have the right to take possession of the Collateral and all books and records relating to the Collateral an for that purpose Bank may enter upon, with or without breaking into, any premises on which the Collateral or books and relating to the Collateral or any part thereof may be situated and remove the same therefrom. Debtor expressly agrees that Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon Debtor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of Bank's offices or elsewhere at such prices as Bank may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor. Debtor further agrees, at Bank's request, to assemble the Collateral and to make it available to Bank at such places as Bank may reasonably select, whether at Debtor's premises or elsewhere. Debtor further agrees to allow Bank to use or occupy Debtor's premises, without charge, for the purpose of effecting Bank's remedies in respect of the Collateral. Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the 0bligations, in such order as Bank may elect, and only after so paying over such net proceeds and after payment by Bank of any other amount required by any provision of law, including Ohio Revised Code Section 1 309.47(A)3), need Bank account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Bank arising out of the repossession, retention, sale or disposition of the Collateral. Debtor agrees that Bank need not give more than five (5) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at Debtor's address set forth at the beginning of this agreement, or when telecopied or telegraphed to that address or when telephoned or otherwise communicate orally to Debtor or any agent of Debtor at that address) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable or any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Bank is entitled, Debtor shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this agreement including reasonable attorneys' fees.

    10. GENERAL. Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Bank shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. All of Bank's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to Debtor shall be effective when deposited In the mails addressed to Debtor at the address shown at the beginning of this agreement. This agreement and all rights and obligations hereunder including matters of construction, validity and performance, shall be governed by the law of the State of Ohio. The provisions hereto shall, as the case may require, bind or inure to the benefit of, the respective heirs, successors, legal representatives and assigns of Debtor and Bank.

                 Schedule of Additional Places of Business

          No. and Street          City            County    State



IN WITNESS WHEREOF, Debtor has signed this agreement on June 20, 1996.
                                                        -------------

DEBTOR(S)*:   DYNACRAFT GOLF PRODUCTS, INC.


/s/ Joseph Altomonte, Jr.
-------------------------
BY: JOSEPH ALTOMONTE, JR. PRESIDENT
------------------------------------

                    EQUIPMENT, FIXTURES, INVENTORY AND RECEIVABLES DYNACRAFT GOLF PRODUCTS, INC.
98 JAMES STREET
NEWARK   , LICKING COUNTY OHIO  43055

    The undersigned (hereinafter called "Debtor" whether one or more), for valuable consideration, the receipt t and sufficiency of which are hereby acknowledged, hereby grants, pledges and assigns to The Huntington National Bank (hereinafter called "Bank"), a security interest in the following property, whether Debtor's interest therein as owner, co-owner, lessee, consignee, secured party or otherwise be now owned or existing or hereafter arising or acquired and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all replacement and repair parts therefor, all negotiable documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds and proceeds arising in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the following property by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority):

    (a) All of Debtor's machinery, equipment, tools, furniture, furnishings and fixtures including, but not limited to, all manufacturing, fabricating, processing, transporting and packaging equipment, power systems, heating, cooling and ventilating systems, lighting and communication systems, electric, gas and water distribution systems, food service systems, fire prevention, alarm and security systems, laundry systems and computing and data processing systems (hereinafter sometimes called the "Equipment"), some of which Equipment may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

    (b) All of Debtor's inventory including, but not limited to, parts, supplies, raw materials, work in process, finished goods, materials used or consumed in Debtor's business, repossessed an returned goods (hereinafter sometimes called the "Inventory"), some or all of which inventory may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

    (c) All of Debtor's accounts, accounts receivable, contract rights, chattel paper, general intangibles, income tax refunds, instruments, negotiable documents, notes, drafts, acceptances and other forms of obligations and receivables arising from or in connection with the operation of Debtor's business including, but not limited to, those arising from or in connection with Debtor's sale, lease or other disposition of Inventory (hereinafter sometimes called the "Receivables"); and

    (d) All of Debtor's trade names, trademarks, goodwill, patents, patent a applications, copyrights, deposit accounts, licenses and franchises (all of the foregoing hereinafter sometimes called the "Collateral").

    The security interest hereby granted is to secure the prompt and full payment and complete performance of all Obligations of Debtor to Bank. The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of Debtor to Bank, whether now existing or hereafter arising, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit or otherwise, and any and all renewals of or substitutes therefor. The word "Obligations" s all include, BUT NOT BE LIMITED TO, all indebtedness owed by Debtor to Bank by reason of a credit extended or to be extended to Debtor in the principal amount of $1, 860,315.00, pursuant to one or more instruments of Indebtedness and related loan documents.

    It is Debtor's express intention that this agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of Debtor to Bank, shall extend to all future Obligations of Debtor to Bank, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated by Debtor and Bank as of the date hereof. The absence of any reference to this agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this agreement.

   1.  GENERAL COVENANTS.  Debtor represents, warrants and covenants as follows:

    a) Except for such claims and interests, if any, shown in the schedule set forth at the end of this agreement or in any schedule he attached hereto and signed by both Debtor and Bank and the security interest granted hereby, (i) Debtor is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole owner of the Collateral free from any and all liens, security interests, encumbrances, claims and interests; and (ii) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office.

    (b) Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than those, if any, shown in the schedule set forth at the tend of this agreement or in any schedule attached hereto and signed by both Debtor and Bank and the security interest granted hereby, and shall defend the right, title and interest of Bank in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

    (c) Debtor's principal place of business and chief executive office/residence is located at the address set forth at the beginning of this agreement; Debtor has no other place of business/residence, except as shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Bank; and, unless Bank consents in writing to a change in the location of the Equipment, Inventory or Debtor's records concerning the Receivables prior to such a change in location, the Equipment, Inventory and Debtor's records concerning the Receivables shall be kept at that address or at the locations set forth in such schedules.

    (d) At least thirty (30) days prior to the occurrence of any of the following events, Debtor shall deliver to the loan officer handling Debtor's Obligations on behalf of Bank written notice of such impending events: (i) a change in Debtor's principal place of business, chief executive office and/or residence; (ii) the opening or closing of any place of business; or (iii) a change in Debtor's name, identity or corporate structure.

    (e) Subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

    (f)  The Collateral is and shall be used primarily for business purposes.

    2. COLLECTION OF RECEIVABLES. Debtor shall, unless otherwise directed by Bank, collect all of Debtor's Receivables, and whenever Debtor shall receive payment of any Receivable, Debtor shall hold such payment in trust for Bank and shall forthwith deliver the same to Bank in the form received by Debtor without commingling with any funds belonging to Debtor. Debtor authorizes Bank to indorse the name of Debtor upon any checks or other items received in payment of any Receivable and to do an and all things necessary in order to reduce the same to money. All amounts received by Bank representing payment of receivables may be applied by Bank to the payment of the Obligations in such order or preference as Bank may determine, or Bank may, at is option, impound all or any portion of such amounts and retain said amounts as security for the payment of the Obligations, with the right on the part of debtor, upon approval by Bank, to obtain the release of all or part of such impounded amounts. Bank may, however, at any time, without notice, apply all or any part of such impounded amounts as aforesaid. Debtor also authorizes Bank at any time without notice, to appropriate and apply any balances, credits, deposits, accounts or money of Debtor in Bank's possession, custody or control to the payment of any of the Obligations.

    If any of Debtor's Receivables arise out of contracts with or orders from the United States or any State or any department, a agency or instrumentality thereof, Debtor shall immediately notify Bank thereof in writing and shall execute any instrument an take any steps required by Bank in order that all money due and to become due under such contract or order shall be assigned to Bank and due notice thereof given to the appropriate governmental agency.

    Debtor agrees to execute, deliver, file and record all such notices, affidavits, assignments, financing statements and other instruments as shall in the judgment of Bank be necessary or desirable to evidence, validate and perfect the security interest of Bank in the Receivables. Bank shall have the right to notify any persons or entities owing any Receivables and to demand and receive payment, but Bank shall have no duty so to do. Upon request of Bank at any time, Debtor shall notify such account debtors and shall indicate on all invoices to such account debtors that the accounts are payable to Bank.

    3. INSURANCE. Debtor shall have and maintain insurance at all times with respect to all Equipment and Inventory (i) insuring against risks of fire (including so-called extended coverage), explosion, theft, sprinkler leakage and such other casualties as Bank may designate, and (ii) insuring against liability for personal injury and property damage relating to the Equipment and Inventory, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to Bank, such insurance to be payable to Bank and Debtor as their interests may appear. All policies of insurance shall provide for twenty (20) days' written minimum cancellation notice to Bank and, at request of Bank , shall be delivered to and held by it. Bank may act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and indorsing any drafts. In the event of failure to provide insurance as herein provided, Bank may, at its option, provide such insurance and Debtor shall pay to Bank, upon demand, the cost thereof. Should Debtor fail to pay said sum to Bank upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

    4. INSPECTION. Debtor shall at all times keep accurate and complete records of the Receivables and Debtor shall, at all reasonable times and from time to time, allow Bank, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from Debtor's books and records and to arrange for verification of the Receivables directly with account debtors or by other methods and to examine and inspect the Collateral wherever located. Debtor shall perform, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Bank may require to more completely vest in and assure to Bank its rights hereunder and in or to the Collateral.

    5.   PRESERVATION AND DISPOSITION OF COLLATERAL.

    (a) Except for such claims and interests, if any, shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Bank and the security interest granted hereby, Debtor shall keep the Collateral free from any and all liens, security interests, encumbrances, claims and interests. Debtor shall advise Ban promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon t he aggregate value of the Collateral or upon the security interest of Bank.

    (b) Debtor shall not sell or otherwise dispose of the Collateral; provided, however, that until default, Debtor may use the Collateral in any lawful manner not inconsistent with this agreement or with the terms or conditions of any policy of insurance thereon and may also sell or otherwise dispose of the Inventory in the ordinary course of Debtor's business. A sale in the ordinary course of business shall not include the a transfer In partial or total satisfaction of a debt.

    (c) Debtor shall keep the Collateral in good condition and shall not misuse, abuse, secrete, waste or destroy any of the same.

    (d) Debtor shall not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order.

    (e) Debtor shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; (ii) such proceedings do not involve an danger of sale, forfeiture or loss of any Collateral or any interest therein; and (iii) such charge is adequately reserve against in accordance with generally accepted accounting principles.

    (f) At its option, Bank may discharge he taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Bank upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by Bank pursuant to the foregoing authorization. Should Debtor fail to pay said sum to Bank upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

    (g) Upon Bank's request at any time or times, Debtor shall assign and deliver to Bank any Collateral and shall furnish to Bank additional collateral of value and character satisfactory to Ban as security for the Obligations.

    6.   EXTENSIONS AND COMPROMISES. With respect to any Collateral held by
Bank as security for the Obligations, Debtor assents to all extensions or postponements of the time of payment thereof or any other Indulgence In connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Bank may deem advisable. Bank shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of Bank.

    7. FINANCING STATEMENTS. At the request of Bank, Debtor shall join with Bank in executing one or more financing statements in a form satisfactory to Bank and shall pay the cost of filing the same in all public offices wherever filing is deemed by Bank to be necessary or desirable. A carbon, photographic or other reproduction of this agreement or of a financing statement shall be sufficient as a financing statement.

    8. BANK'S APPOINTMENT AS ATTORNEY-IN-FACT. Debtor hereby irrevocably constitutes and a points Bank and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in Bank's own name, from time to time in Bank discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to Bank the power and right, on behalf of Debtor, without notice to or assent y Debtor:

    (a) To execute, file and record all such financing statements, certificates of title and other certificates of registration and of operation and similar documents and instruments including, but not limited to, those relating to aircraft or marine vessels, as Bank may deem necessary or desirable to protect, perfect and validate Bank's security's therein.

    (b) Upon the occurrence and continuance of any event of default under paragraph 9 hereof, (i) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iii) to defend any suit, action or proceeding described above and, in connection therewith, to make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Bank were the absolute owner thereof for all purposes, and to do, at Bank's option and Debtor's expense, at any time or from time to time, all acts and things which Bank deems necessary to protect, preserve or realize upon the Collateral and Bank's security interest therein, in order to effect the intent of this agreement, all as fully and effectively as Debtor might do.

    Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

    The powers conferred upon Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Bank to exercise such powers and neither Bank nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Bank's own gross negligence or willful misconduct.

    9. DEFAULT. If any event of default in the payment or performance of any of the Obligations secured by this agreement or the performance of any covenant contained herein shall occur and be continuing; or if any warranty, representation or statement made or furnished to Bank by Debtor proves to have been false in any material respect when made or furnished; or if Bank shall for any reason deem itself insecure as to the prospect of payment of any of the
Obligations:

    (a) Bank may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this agreement and any or all of the Obligations in default.

    (b) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Bank, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Bank in the same form as received by Debtor (duly indorsed by Debtor to Bank, if required). Any and all such payments so received by Bank (whether from Debtor or otherwise) may, in the sole discretion of Bank, be held by Bank as collateral security for, and/or then or at any time thereafter be applied in whole or in part by Bank against, all or any part of the Obligations in such order as Bank may elect. Any balance of such payments held by Bank and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph b) shall authorize or be construed to authorize Debtor to sell or otherwise dispose of any Collateral except as provided in subparagraph 5(b) hereof.

    (c) Bank shall have the rights and remedies of a secured party under this agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of Ohio. Without limiting the generality of the foregoing, Bank shall have the right to take possession of the Collateral and all books and records relating to the Collateral an for that purpose Bank may enter upon, with or without breaking into, any premises on which the Collateral or books and relating to the Collateral or any part thereof may be situated and remove the same therefrom. Debtor expressly agrees that Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon Debtor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of Bank's offices or elsewhere at such prices as Bank may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor. Debtor further agrees, at Bank's request, to assemble the Collateral and to make it available to Bank at such places as Bank may reasonably select, whether at Debtor's premises or elsewhere. Debtor further agrees to allow Bank to use or occupy Debtor's premises, without charge, for the purpose of effecting Bank's remedies in respect of the Collateral. Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the 0bligations, in such order as Bank may elect, and only after so paying over such net proceeds and after payment by Bank of any other amount required by any provision of law, including Ohio Revised Code Section 1 309.47(A)3), need Bank account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Bank arising out of the repossession, retention, sale or disposition of the Collateral. Debtor agrees that Bank need not give more than five (5) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at Debtor's address set forth at the beginning of this agreement, or when telecopied or telegraphed to that address or when telephoned or otherwise communicate orally to Debtor or any agent of Debtor at that address) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable or any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Bank is entitled, Debtor shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this agreement including reasonable attorneys' fees.

    10. GENERAL. Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Bank shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. All of Bank's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to Debtor shall be effective when deposited In the mails addressed to Debtor at the address shown at the beginning of this agreement. This agreement and all rights and obligations hereunder including matters of construction, validity and performance, shall be governed by the law of the State of Ohio. The provisions hereto shall, as the case may require, bind or inure to the benefit of, the respective heirs, successors, legal representatives and assigns of Debtor and Bank.

                      Schedule of Additional Places of Business

              No. and Street      City      County         State

    99 S. Pine Street        Newark         Licking                  Ohio
    ----------------------------------------------------------------------



IN WITNESS WHEREOF, Debtor has signed this agreement on June 20, 1996.
                                                        -------------

DEBTOR(S)*:   PAL JOEY CUSTOM GOLF, INC.


/s/ Robin Altomonte
-------------------

BY: ROBIN ALTOMONTE, PRESIDENT
------------------------------

                               SUBORDINATION AGREEMENT

    FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans, advances, discounts, renewals or extensions now or hereafter made by The
Huntington National Bank, its legal representatives, successors and assigns (hereinafter referred to as "Senior Creditor"), directly or indirectly, to or for the benefit of DYNACRAFT GOLF PRODUCTS INC. (hereinafter referred to as "Debtor"), the undersigned, on behalf of the undersigned and the undersigned's legal representatives, heirs, successors and assigns (hereinafter referred to as "Subordinated Creditor"), agrees with Senior Creditor as follows:

   1. Subordinated Creditor represents to Senior Creditor that Debtor is indebted to Subordinated Creditor in the amount and manner set forth in Schedule A to this agreement. Subordinated Creditor further represents that said indebtedness has not heretofore been subordinated in favor of or sold, assigned, pledged or otherwise transferred or encumbered, in whole or in part, to any other person, firm or corporation, and that Subordinated Creditor holds no security therefor, except as may be set forth in Schedule B to this agreement.

   2. Subordinated Creditor hereby subordinates all present and future indebtedness of Debtor to Subordinated Creditor (hereinafter referred to as the "Subordinated Debt") to any and all indebtedness now or hereafter owing by Debtor to Senior Creditor (hereinafter referred to as the "Senior
Debt") to the extent and in the manner hereinafter set forth, and Subordinated Creditor agrees not to demand, accept or receive, directly or indirectly, any payment of principal, premium or interest upon account of the Subordinated Debt, or any collateral therefor, in contravention hereof:

   (a) Payments of principal of or premium, if any, or interest on the Subordinated Debt, shall not be made by Debtor, directly or indirectly, nor accepted by Subordinated Creditor until such time as the Senior Debt, including principal, premium, if any, and interest, have been paid in full, except in accordance with the terms set forth in Schedule C to this agreement;

   (b) In the event of any default or event of default as defined or provided in any loan or other agreement of Debtor with Senior Creditor, and during the continuance thereof, no amount shall be paid by Debtor or accepted by Subordinated Creditor, whether in cash, property, securities or otherwise, in respect of the principal of or premium, if any, or interest on the Subordinated Debt; and

   (c) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to Debtor or to its creditors, as such, or to its properties, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Debtor, whether or not involving insolvency or bankruptcy, then Senior Creditor shall be entitled to receive payment in full of all principal of and premium, if any, and interest on the Senior Debt before Subordinated Creditor is entitled to receive any payment on account of principal of or premium, if any, or interest on the Subordinated Debt, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provisions reflecting the rights conferred hereby upon the Senior Debt and Senior Creditor with respect to the Subordinated Debt and Subordinated Creditor by a lawful plan of reorganization under applicable bankruptcy law) Senior Creditor shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Debt, except securities which are subordinate and junior in right of payment to the payment of all the Senior Debt then outstanding.

   3. Subordinated Creditor shall cause all promissory notes and other instruments and agreements evidencing any Subordinated Debt to bear an appropriate legend referring to this agreement and reciting that the payment of the Subordinated Debt evidenced thereby is subject to the provisions hereof. As security for the Senior Debt and in order to effectuate the foregoing subordination, Subordinated Creditor hereby transfers and assigns to Senior Creditor all claims or demands of Subordinated Creditor against Debtor and all mortgages, liens, security interests and other property held by Subordinated Creditor as security for the payment thereof, with full right on the part of Senior Creditor, in its own name or in its name as attorney-in-fact for Subordinated Creditor, to enforce and collect said claims by suit, proof of debt in bankruptcy or other liquidation, reorganization or insolvency
proceedings or otherwise.   If requested by Senior Creditor, Subordinated
Creditor will promptly deliver or cause to be delivered to Senior Creditor all promissory notes and other instruments and agreements evidencing the Subordinated Debt, all mortgages, security agreements, instruments and other writings and property evidencing or constituting the security, and all records, documents and information necessary or convenient to permit Senior Creditor to enforce and collect said claims.

   4. If, prior to the satisfaction of all the Senior Debt, Subordinated Creditor receives from any source whatsoever including, but not limited to, receipt resulting from the exercise by any court of its legal or equitable powers, any payment with respect to any of the Subordinated Debt or any security for or on account of the Subordinated Debt, Subordinated Creditor shall forthwith deliver such payment or security to Senior Creditor, in precisely the form received, except for Subordinated Creditor's indorsement when necessary, for application on account of the Senior Debt and until so delivered, such payment or security shall be held in trust by Subordinated Creditor as the
property of Senior Creditor.   In the event of the  failure of any Subordinated
Creditor to indorse any instrument for the payment of money so received by such Subordinated Creditor, Senior Creditor is irrevocably appointed attorney for such Subordinated Creditor with full power to make such indorsement and with full power of substitution. The provisions of this Section 4 are not intended to and shall not be construed to constitute consent by Senior Creditor to the acceptance of payments by Subordinated Creditor.

    5. Subordinated Creditor, and Subordinated Creditor's legal representatives, heirs, successors and assigns, agree for the benefit of the holders of the Senior Debt that, so long as any part of the Senior Debt remains outstanding, Subordinated Creditor will not take any action to accelerate or demand the payment of the security or guaranty given by Debtor to secure or guarantee the Subordinated Debt prior to the earlier of (i) 180 days after written notice having been given to Senior Creditor by Subordinated Creditor of any default by Debtor in the payment of any scheduled installment of principal of or premium, if any, or interest on the Subordinated Debt which is not thereafter cured or waived by Subordinated Creditor prior to taking such action, or (ii) the acceleration of any Senior Debt by Senior Creditor. The foregoing provisions of this Section 5 are solely for the purpose of defining the relative rights of the holders of the Senior Debt on the one hand and the holders of the Subordinated Debt on the other and shall not limit or otherwise affect any rights which the holders of the Subordinated Debt may have against Debtor under the terms of any agreement or instrument executed in connection with such Subordinated Debt.

    6. In order to carry out the terms and intent of this agreement more effectively, Subordinated Creditor will do all acts and execute all further instruments deemed by Senior Creditor to be necessary or convenient to preserve for Senior Creditor the benefits of this agreement.

    7. No action which Senior Creditor, or Debtor with the consent of Senior Creditor, may take or refrain from taking with respect to any Senior Debt, or any note or notes representing the same, or any collateral therefor, including a waiver or release thereof, or any agreement or agreements (including guaranties) in connection therewith, shall affect this agreement or the obligations of Subordinated Creditor hereunder.

    8. No waiver shall be deemed to be made by Senior Creditor of any of its rights hereunder unless the same shall be in writing and then only with respect to the specific instance involved, and shall in no way impair or offset the rights of Senior Creditor or the obligations of Subordinated Creditor in any other respect or at any other time.

    9. This agreement shall be binding upon Subordinated Creditor and Debtor and their respective legal representatives, heirs, successors and assigns and shall inure to the benefit of Senior Creditor and its respective legal representatives heirs, successors and assigns (including without limitation any transferee of any Senior Debt). References herein to the binding effect of this agreement shall not be deemed to constitute consent or acquiescence in the sale, assignment, pledge or other transfer or encumbrance of the Subordinated Debt by Subordinated Creditor, that Subordinated Debt having been fully transferred and assigned to Senior Creditor as security in Section 3 of this agreement. This agreement shall be construed and enforced in accordance with and governed by the law of the State of Ohio.



                                      SCHEDULE A
                            Schedule of Subordinated Debt


[PROMISSORY NOTE DATED JUNE 21, 1996 IN THE AMOUNT OF $250,000 FROM DYNACRAFT GOLF PRODUCTS, INC. TO JOSEPH ALTOMONTE,. SR.]


                                      SCHEDULE B
    Description of Security Held by Subordinated Creditor

                                   PROMISSORY NOTE

Amount: $250,000.00                                   Date: June21, 1996


    FOR VALUE RECEIVED, the undersigned promises to pay to the order of Joseph Altomonte, Sr. the sum of $250,000.00 with interest from the date hereof on the unpaid balance of principal at 9.25% per annum. Payments under this note shall be made as follows:


    The Principal Sum shall be due and payable in 60 consecutive monthly installments, beginning on July 1, 1996. Each installment of the Principal Sum shall be in the amount of $2,976.19 except the final installment shall be for the unpaid balance. Accrued interest shall be due and payable on the same dates as installments of the Principal Sum. All payments shall be first be applied to accrued interest and then to the unpaid balance of principal. There shall be no penalty for prepayment.

    In the event of non-payment of any installment hereunder, when due, the entire balance of principal, then remaining unpaid, with accrued interest thereon, shall at once become due and payable at the option of the holder hereof, with notice or demand being given to the maker hereof in writing.

    Payment of this note is subordinated to the payment Of all obligations of the maker hereof to the Huntington National Bank pursuant to the terms of subordination agreement dated June 21, 1996.




Dynacraft Golf Products, Inc.

By /s/ Joseph Altomonte, Jr.
   -------------------------
  Its CEO

                                      SCHEDULE C
                       Permitted Payments on Subordinated Debt

Principal and Interest Monthly





 IN WITNESS WHEREOF, Subordinated Creditor has executed this agreement on JUNE 20, 1996



         SUBORDINATED CREDITOR:   JOSEPH A. ALTOMONTE, JR.

/s/Joseph Altomonte, Jr.
------------------------
JOSEPH A. ALTOMONTE,JR.



    Debtor hereby acknowledges notice of the within and foregoing Subordination Agreement and agrees to be bound by all of the terms, Provisions and conditions hereof.


DEBTOR:  DYNACRAFT GOLF PRODUCTS, INC.


/s/ Joseph Altomonte, Jr.
-------------------------
BY: JOSEPH  A. ALTOMONTE, JR., PRESIDENT

                               SUBORDINATION AGREEMENT

    FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans, advances, discounts, renewals or extensions now or hereafter made by The
Huntington National Bank, its legal representatives, successors and assigns (hereinafter referred to as "Senior Creditor"), directly or indirectly, to or for the benefit of DYNACRAFT GOLF PRODUCTS INC. (hereinafter referred to as "Debtor"), the undersigned, on behalf of the undersigned and the undersigned's legal representatives, heirs, successors and assigns (hereinafter referred to as "Subordinated Creditor"), agrees with Senior Creditor as follows:

   1. Subordinated Creditor represents to Senior Creditor that Debtor is indebted to Subordinated Creditor in the amount and manner set forth in Schedule A to this agreement. Subordinated Creditor further represents that said indebtedness has not heretofore been subordinated in favor of or sold, assigned, pledged or otherwise transferred or encumbered, in whole or in part, to any other person, firm or corporation, and that Subordinated Creditor holds no security therefor, except as may be set forth in Schedule B to this agreement.

   2. Subordinated Creditor hereby subordinates all present and future indebtedness of Debtor to Subordinated Creditor (hereinafter referred to as the "Subordinated Debt") to any and all indebtedness now or hereafter owing by Debtor to Senior Creditor (hereinafter referred to as the "Senior
Debt") to the extent and in the manner hereinafter set forth, and Subordinated Creditor agrees not to demand, accept or receive, directly or indirectly, any payment of principal, premium or interest upon account of the Subordinated Debt, or any collateral therefor, in contravention hereof:

   (a) Payments of principal of or premium, if any, or interest on the Subordinated Debt, shall not be made by Debtor, directly or indirectly, nor accepted by Subordinated Creditor until such time as the Senior Debt, including principal, premium, if any, and interest, have been paid in full, except in accordance with the terms set forth in Schedule C to this agreement;

   (b) In the event of any default or event of default as defined or provided in any loan or other agreement of Debtor with Senior Creditor, and during the continuance thereof, no amount shall be paid by Debtor or accepted by Subordinated Creditor, whether in cash, property, securities or otherwise, in respect of the principal of or premium, if any, or interest on the Subordinated Debt; and

   (c) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to Debtor or to its creditors, as such, or to its properties, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Debtor, whether or not involving insolvency or bankruptcy, then Senior Creditor shall be entitled to receive payment in full of all principal of and premium, if any, and interest on the Senior Debt before Subordinated Creditor is entitled to receive any payment on account of principal of or premium, if any, or interest on the Subordinated Debt, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provisions reflecting the rights conferred hereby upon the Senior Debt and Senior Creditor with respect to the Subordinated Debt and Subordinated Creditor by a lawful plan of reorganization under applicable bankruptcy law) Senior Creditor shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Debt, except securities which are subordinate and junior in right of payment to the payment of all the Senior Debt then outstanding.

   3. Subordinated Creditor shall cause all promissory notes and other instruments and agreements evidencing any Subordinated Debt to bear an appropriate legend referring to this agreement and reciting that the payment of the Subordinated Debt evidenced thereby is subject to the provisions hereof. As security for the Senior Debt and in order to effectuate the foregoing subordination, Subordinated Creditor hereby transfers and assigns to Senior Creditor all claims or demands of Subordinated Creditor against Debtor and all mortgages, liens, security interests and other property held by Subordinated Creditor as security for the payment thereof, with full right on the part of Senior Creditor, in its own name or in its name as attorney-in-fact for Subordinated Creditor, to enforce and collect said claims by suit, proof of debt in bankruptcy or other liquidation, reorganization or insolvency
proceedings or otherwise.   If requested by Senior Creditor, Subordinated
Creditor will promptly deliver or cause to be delivered to Senior Creditor all promissory notes and other instruments and agreements evidencing the Subordinated Debt, all mortgages, security agreements, instruments and other writings and property evidencing or constituting the security, and all records, documents and information necessary or convenient to permit Senior Creditor to enforce and collect said claims.

    4. If, prior to the satisfaction of all the Senior Debt, Subordinated Creditor receives from any source whatsoever including, but not limited to, receipt resulting from the exercise by any court of its legal or equitable powers, any payment with respect to any of the Subordinated Debt or any security for or on account of the Subordinated Debt, Subordinated Creditor shall forthwith deliver such payment or security to Senior Creditor, in precisely the form received, except for Subordinated Creditor's indorsement when necessary, for application on account of the Senior Debt and until so delivered, such payment or security shall be held in trust by Subordinated Creditor as the
property of Senior Creditor.   In the event of the  failure of any Subordinated
Creditor to indorse any instrument for the payment of money so received by such Subordinated Creditor, Senior Creditor is irrevocably appointed attorney for such Subordinated Creditor with full power to make such indorsement and with full power of substitution. The provisions of this Section 4 are not intended to and shall not be construed to constitute consent by Senior Creditor to the acceptance of payments by Subordinated Creditor.

    5. Subordinated Creditor, and Subordinated Creditor's legal representatives, heirs, successors and assigns, agree for the benefit of the holders of the Senior Debt that, so long as any part of the Senior Debt remains outstanding, Subordinated Creditor will not take any action to accelerate or demand the payment of the security or guaranty given by Debtor to secure or guarantee the Subordinated Debt prior to the earlier of (i) 180 days after written notice having been given to Senior Creditor by Subordinated Creditor of any default by Debtor in the payment of any scheduled installment of principal of or premium, if any, or interest on the Subordinated Debt which is not thereafter cured or waived by Subordinated Creditor prior to taking such action, or (ii) the acceleration of any Senior Debt by Senior Creditor. The foregoing provisions of this Section 5 are solely for the purpose of defining the relative rights of the holders of the Senior Debt on the one hand and the holders of the Subordinated Debt on the other and shall not limit or otherwise affect any rights which the holders of the Subordinated Debt may have against Debtor under the terms of any agreement or instrument executed in connection with such Subordinated Debt.

    6. In order to carry out the terms and intent of this agreement more effectively, Subordinated Creditor will do all acts and execute all further instruments deemed by Senior Creditor to be necessary or convenient to preserve for Senior Creditor the benefits of this agreement.

    7. No action which Senior Creditor, or Debtor with the consent of Senior Creditor, may take or refrain from taking with respect to any Senior Debt, or any note or notes representing the same, or any collateral therefor, including a waiver or release thereof, or any agreement or agreements (including guaranties) in connection therewith, shall affect this agreement or the obligations of Subordinated Creditor hereunder.

    8. No waiver shall be deemed to be made by Senior Creditor of any of its rights hereunder unless the same shall be in writing and then only with respect to the specific instance involved, and shall in no way impair or offset the rights of Senior Creditor or the obligations of Subordinated Creditor in any other respect or at any other time.

    9. This agreement shall be binding upon Subordinated Creditor and Debtor and their respective legal representatives, heirs, successors and assigns and shall inure to the benefit of Senior Creditor and its respective legal representatives heirs, successors and assigns (including without limitation any transferee of any Senior Debt). References herein to the binding effect of this agreement shall not be deemed to constitute consent or acquiescence in the sale, assignment, pledge or other transfer or encumbrance of the Subordinated Debt by Subordinated Creditor, that Subordinated Debt having been fully transferred and assigned to Senior Creditor as security in Section 3 of this agreement. This agreement shall be construed and enforced in accordance with and governed by the law of the State of Ohio.



                                      SCHEDULE A
                            Schedule of Subordinated Debt


[PROMISSORY NOTE DATED JUNE 21, 1996 IN THE AMOUNT OF $250,000 FROM DYNACRAFT GOLF PRODUCTS, INC. TO JOSEPH ALTOMONTE, SR.]



                                    SCHEDULE B
            Description of Security Held by Subordinated Creditor

                                   PROMISSORY NOTE

Amount: $250,000.00                                   Date: June 21, 1996


    FOR VALUE RECEIVED, the undersigned promises to pay to the order of Joseph Altomonte, Sr. the sum of $250,000.00 with interest from the date hereof on the unpaid balance of principal at 9.25% per annum. Payments under this note shall be made as follows:


    The Principal Sum shall be due and payable in 60 consecutive monthly installments, beginning on July 1, 1996. Each installment of the Principal Sum shall be in the amount of $2,976.19 except the final installment shall be for the unpaid balance. Accrued interest shall be due and payable on the same dates as installments of the Principal Sum. All payments shall be first be applied to accrued interest and then to the unpaid balance of principal. There shall be no penalty for prepayment.

    In the event of non-payment of any installment hereunder, when due, the entire balance of principal, then remaining unpaid, with accrued interest thereon, shall at once become due and payable at the option of the holder hereof, with notice or demand being given to the maker hereof in writing.

    Payment of this note is subordinated to the payment Of all obligations of the maker hereof to the Huntington National Bank pursuant to the terms of subordination agreement dated June 21, 1996.




Dynacraft Golf Products, Inc.

By /s/ Joseph Altomonte, Jr.
   -------------------------
  Its CEO

                                      SCHEDULE C
                       Permitted Payments on Subordinated Debt

Principal and Interest Monthly





   IN WITNESS WHEREOF, Subordinated Creditor has executed this agreement on JUNE 20, 1996



         SUBORDINATED CREDITOR:   JOSEPH A. ALTOMONTE, JR.

/s/ Joseph Altomonte, Sr.
-------------------------

JOSEPH A. ALTOMONTE, SR.



    Debtor hereby acknowledges notice of the within and foregoing Subordination Agreement and agrees to be bound by all of the terms, Provisions and conditions hereof.


DEBTOR:  DYNACRAFT GOLF PRODUCTS, INC.


/s/ Joseph Altomonte, Jr.
-------------------------

BY: JOSEPH  A. ALTOMONTE, JR., PRESIDENT

HUNTINGTONCOMMERCIAL LOAN NOTE
         BANKS            Business Purpose

--------------------------------------------------------------------------------

    City Office COLUMBUS     Div. BUSINESS BKG   Branch  HCO8LO
                --------          ------------           ------

    Account No: ___________  Note No. ________   [x] Secured (YIN)

    Acct Name      JOSEPH A. ALTOMONTE, JR.

      [ ] corporation   [ ] partnership     [x] individual/proprietorship
      [ ] other ___________

--------------------------------------------------------------------------------

    $    250,000.00     COLUMBUS  OHIO      June 20,  1996
    ---------------     --------------      --------------

FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promise to pay to the order of The Huntington National Bank, (hereinafter called the "Bank", which term shall include any holder hereof), at such place as the Bank may designate or, in the absence ot such designation, at any of the Bank's offices, the sum OF TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($
250,000.00    )  (hereinafter called the "Principal Sum") together with interest as hereinafter provided. The undersigned promise to pay the Principal Sum and the interest thereon at the time(s) and in the manner(s) hereinafter provided.

INTEREST

Interest will accrue on the unpaid balance of the Principal Sum until paid at the rate of 9.625% per annum.

All interest shall be calculated on the basis of a 360 day year (or, if marked, [x] on the basis of a 365 day year (366 days in a leap year)) for the actual number of days the Principal Sum or any part thereof remains unpaid.

MANNER OF PAYMENT

The Principal Sum and accrued interest shall be due and payable in 60
consecutive MONTHLY installments, beginning on JULY 1, 1996     Each installment
of the Principal Sum and accrued interest shall be in the amount of
$     4102.02 except the final installment shall be for the unpaid balance.

The undersigned may, on any business day, upon payment of all accrued interest, fees and other amounts then due and payable to the Bank, and upon at least five
(5) business days prior written notice to the Bank, elect to prepay all or part of the unpaid balance of the Principal Sum; provided, however, that if (1) said prepayment shall be made on or before the date that is six (6 months prior to the last scheduled payment of the Principal Sum (as indicated above), and (2) the aggregate amount of the principal portion of all prepayments made during the calendar year in which said prepayment is made (including the principal portion of said prepayment) is in excess of 10% of the outstanding balance of the Principal Sum on January 1 st of said calendar year (or, if the outstanding balance of the Principal Sum on January 1 st of said calendar year is zero because the prepayment occurs within one year from the date of execution hereof, 10% of the outstanding balance of the Principal Sum due and payable to the Bank on the date of execution hereof), then the undersigned shall pay to the Bank on the date of the prepayment a prepayment premium calculated using the following formula:

    TM
Prepayment Premium = % x (AP - AD) x 12

where:
    (1)  % equals 3% (or, if marked, [X] 1.00%);

    (2) AP is the Amount Paid and means the actual amount off the Principal Sum paid on the date of the prepayment;

    (3) AD is the Amount Due and means the principal portion of the installment payment due and payable on the date of the prepayment in accordance with the payment schedule above, if any; and

    (4) TM is the Total Months and means the number of full months between the date off the prepayment and the last scheduled payment of the Principal Sum.

The undersigned further agree that the prepayment premium shall be due and payable to the Bank regardless of whether the prepayment results from the undersigned's voluntary prepayment or from the Bank's exercise of its rights after default by the undersigned, acceleration or otherwise. Unless the Bank otherwise agrees in writing, partial prepayments of principal shall be credited to Installments off principal In inverse order of maturity and shall not postpone the due dates of the installments required hereunder.

LATE CHARGE
    Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY
    As security for the payment of the obligations evidenced hereby, and of all other obligations and liabilities of the undersigned, and each of them, to the Bank, whether now existing or hereafter arising, the undersigned hereby grant the Bank a security interest in the following property, including all substitutions and additions thereto, and the proceeds thereof (all, together with any other property in which the Bank shall at any time be given a security interest, hereinafter referred to as the "Collateral"):
MORTGAGE ON REAL PROPERTY LOCATED AT 677 BRIDGEWAY LANE,
NAPLES, COLLIER COUNTY  FLORIDA

If, at the time of payment and discharge hereof, any of the undersigned shall be then directly or contingently liable to the Bank as maker, indorser, surety or guarantor of any other note, bill of exchange, or other instrument, then the Bank may continue to hold any of the Collateral as security therefor, even though this Note shall have been surrendered to the undersigned. The Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any obligation evidenced by this Note is not paid when due, the Bank may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the law of the State of Ohio, and the undersigned shall be liable for any deficiency.

DEFAULT
    Upon the occurrence of any of the following events:

   (1) the failure of the undersigned to pay any installment when due hereunder or to perform any obligation of the undersigned to the Bank;

   (2) if the undersigned shall fail to do all things necessary to preserve and maintain the value and collectibility of the Collateral;

   (3) if the Collateral shall decline in value or become unsatisfactory to the Bank and the undersigned shall fail to furnish immediately upon demand additional Collateral satisfactory to the Bank;

   (4) if the undersigned shall fail to furnish true and complete financial statements from time to time on request of the Bank;

   (5) the death or dissolution of any of the undersigned, or any indorser, surety, or guarantor;

   (6) if any representation, warranty or other information given to the Bank by any of the undersigned, or by any indorser, surety or guarantor shall prove to be false, untrue or misleading; or

   (7) if the Bank shall for any reason deem itself insecure with respect to the obligations evidenced hereby;
then Bank may, at its option, without notice or demand, accelerate the maturity of the obligation evidenced hereby, which obligation shall become immediately due and payable In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersiqned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
    All of the parties hereto, including the undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any Collateral herefor before exercising any other such rights.

    The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

    No amendment to or waiver of any term or condition of this Note shall be effective unless in writing and signed by the undersigned and the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Note, related loan documents or law nor any course of dealing, shall operate as a waiver to such right, power or privilege or preclude any other or further exercise thereof or of any other right, power or privilege.

    The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

     WARRANT OF ATTORNEY

Each of the undersigned authorize any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon; this being a joint and several warrant of attorney to confess judgment.


                                       WARNING
BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGEMENT CAN BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS. FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.




         BORROWER(S):   JOSEPH A. ALTOMONTE, JR.


         /s/ Joseph Altomonte, Jr.
         -------------------------
         JOSEPH A. ALTOMONTE, JR.

HUNTINGTONCOMMERCIAL LOAN NOTE
         BANKS            Business Purpose
--------------------------------------------------------------------------------

    City Office COLUMBUS     Div. BUSINESS BKG   Branch  HCO8LO
                --------          ------------           ------

    Account No: ___________  Note No. ________   [x] Secured (YIN)

    Acct Name      JOSEPH A. ALTOMONTE, JR.

      [ ] corporation   [ ] partnership     [x] individual/proprietorship
      [ ] other ___________

--------------------------------------------------------------------------------


    $    250,000.00     COLUMBUS  OHIO      JUNE 20,  1996
    ---------------     --------------      --------------

FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promise to pay to the order of The Huntington National Bank, (hereinafter called the "Bank", which term shall include any holder hereof), at such place as the Bank may designate or, in the absence ot such designation, at any of the Bank's offices, the sum OF TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($
250,000.00    )  (hereinafter called the "Principal Sum") together with interest as hereinafter provided. The undersigned promise to pay the Principal Sum and the interest thereon at the time(s) and in the manner(s) hereinafter provided.

INTEREST

Interest will accrue on the unpaid balance of the Principal Sum until paid at the rate of 9.625% per annum.

All interest shall be calculated on the basis of a 360 day year (or, if marked, [x] on the basis of a 365 day year (366 days in a leap year)) for the actual number of days the Principal Sum or any part thereof remains unpaid.

MANNER OF PAYMENT

The Principal Sum and accrued interest shall be due and payable in 60
consecutive MONTHLY installments, beginning on JULY 1, 1996     Each installment
of the Principal Sum and accrued interest shall be in the amount of $  4102.02 except the final installment shall be for the unpaid balance.

The undersigned may, on any business day, upon payment of all accrued interest, fees and other amounts then due and payable to the Bank, and upon at least five
(5) business days prior written notice to the Bank, elect to prepay all or part of the unpaid balance of the Principal Sum; provided, however, that if (1) said prepayment shall be made on or before the date that is six (6 months prior to the last scheduled payment of the Principal Sum (as indicated above), and (2) the aggregate amount of the principal portion of all prepayments made during the calendar year in which said prepayment is made (including the principal portion of said prepayment) is in excess of 10% of the outstanding balance of the Principal Sum on January 1 st of said calendar year (or, if the outstanding balance of the Principal Sum on January 1 st of said calendar year is zero because the prepayment occurs within one year from the date of execution hereof, 10% of the outstanding balance of the Principal Sum due and payable to the Bank on the date of execution hereof), then the undersigned shall pay to the Bank on the date of the prepayment a prepayment premium calculated using the following formula:

    TM
Prepayment Premium = % x (AP - AD) x 12

where:
    (1)  % equals 3% (or, if marked, [X] 1.00%);

    (2) AP is the Amount Paid and means the actual amount off the Principal Sum paid on the date of the prepayment;

    (3) AD is the Amount Due and means the principal portion of the installment payment due and payable on the date of the prepayment in accordance with the payment schedule above, if any; and

    (4) TM is the Total Months and means the number of full months between the date off the prepayment and the last scheduled payment of the Principal Sum.

The undersigned further agree that the prepayment premium shall be due and payable to the Bank regardless of whether the prepayment results from the undersigned's voluntary prepayment or from the Bank's exercise of its rights after default by the undersigned, acceleration or otherwise. Unless the Bank otherwise agrees in writing, partial prepayments of principal shall be credited to Installments off principal In inverse order of maturity and shall not postpone the due dates of the installments required hereunder.

LATE CHARGE
    Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY
    As security for the payment of the obligations evidenced hereby, and of all other obligations and liabilities of the undersigned, and each of them, to the Bank, whether now existing or hereafter arising, the undersigned hereby grant the Bank a security interest in the following property, including all substitutions and additions thereto, and the proceeds thereof (all, together with any other property in which the Bank shall at any time be given a security interest, hereinafter referred to as the "Collateral"):
MORTGAGE ON REAL PROPERTY LOCATED AT 677 BRIDGEWAY LANE,
NAPLES, COLLIER COUNTY  FLORIDA

If, at the time of payment and discharge hereof, any of the undersigned shall be then directly or contingently liable to the Bank as maker, indorser, surety or guarantor of any other note, bill of exchange, or other instrument, then the Bank may continue to hold any of the Collateral as security therefor, even though this Note shall have been surrendered to the undersigned. The Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any obligation evidenced by this Note is not paid when due, the Bank may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the law of the State of Ohio, and the undersigned shall be liable for any deficiency.

DEFAULT
    Upon the occurrence of any of the following events:

   (1) the failure of the undersigned to pay any installment when due hereunder or to perform any obligation of the undersigned to the Bank;

   (2) if the undersigned shall fail to do all things necessary to preserve and maintain the value and collectibility of the Collateral;

   (3) if the Collateral shall decline in value or become unsatisfactory to the Bank and the undersigned shall fail to furnish immediately upon demand additional Collateral satisfactory to the Bank;

   (4) if the undersigned shall fail to furnish true and complete financial statements from time to time on request of the Bank;

   (5) the death or dissolution of any of the undersigned, or any indorser, surety, or guarantor;

   (6) if any representation, warranty or other information given to the Bank by any of the undersigned, or by any indorser, surety or guarantor shall prove to be false, untrue or misleading; or

   (7) if the Bank shall for any reason deem itself insecure with respect to the obligations evidenced hereby;
then Bank may, at its option, without notice or demand, accelerate the maturity of the obligation evidenced hereby, which obligation shall become immediately due and payable In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersiqned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
    All of the parties hereto, including the undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any Collateral herefor before exercising any other such rights.

    The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

    No amendment to or waiver of any term or condition of this Note shall be effective unless in writing and signed by the undersigned and the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Note, related loan documents or law nor any course of dealing, shall operate as a waiver o such right, power or privilege or preclude any other or further exercise thereof or of any other right, power or privilege.

    The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

     WARRANT OF ATTORNEY

Each off the undersigned authorize any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon; this being a joint and several warrant of attorney to confess judgment.


                                       WARNING
BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGEMENT CAN BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS. FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.




         BORROWER(S):   JOSEPH A. ALTOMONTE, JR.


         /s/ Joseph Altomonte, Jr.
         -------------------------

    JOSEPH A. ALTOMONTE, JR.